Dreyfus Premier
      Core Value Fund

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            17   Financial Highlights

                            23   Notes to Financial Statements

                            30   Report of Independent Auditors

                            31   Important Tax Information

                            32   Board Members Information

                            34   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                Dreyfus Premier Core Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Core Value Fund, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Valerie J. Sill.

In 2002, investors witnessed the third consecutive year of negative returns for the U.S. stock market. Moreover, with the S&P 500 Index down dramatically since its peak in mid-2000, this bear market ranks as the worst since the 1970s. Virtually every industry group, capitalization range and investment style suffered losses in 2002, leaving investors few shelters from the storm. However, the market's disappointing start to the 21st century may be good news for today's growth-oriented investors as, historically, growth opportunities have generally been greatest when the economic news is bad, prices are down and investors shun stocks.

At the same time, no one can say for sure what direction the markets will take or which investment style will prevail, which is why we continue to encourage you to maintain a long-term perspective and an ongoing dialogue with your financial advisor. Investors with the patience and discipline to weather today's market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF FUND PERFORMANCE

Valerie J. Sill, Portfolio Manager

How did Dreyfus Premier Core Value Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2002, Dreyfus Premier Core Value Fund produced total returns of -24.36% for its Class A shares, -24.92% for its Class B shares, -24.95% for its Class C shares, -24.18% for its Class R shares, -24.53% for its Class T shares and -24.28% for its Institutional shares.(1) In comparison, the fund' s benchmark, the S&P 500/BARRA Value Index, produced a total return of -20.85% for the same period.(2)

Concerns about war in the Middle East, a halting economic recovery and a number of accounting scandals created a difficult environment for stocks in 2002. The fund' s returns lagged its benchmark, primarily because the fund did not hold as many bank stocks, which performed relatively well when interest rates declined.

What is the fund's investment approach?

The fund invests primarily in large-cap companies that are considered undervalued based on traditional measures, such as price-to-earnings ratios. In choosing stocks, we use a "bottom-up" stock selection approach, focusing on individual companies, rather than a "top-down" approach that forecasts market trends. We also focus on a company's relative value, financial strength, sales and earnings momentum and likely catalysts that could ignite the stock price.

What other factors influenced the fund's performance?

Although the economy grew modestly in 2002, mixed economic data generally disappointed investors. On one hand, the rate of economic growth was positive during the year. However, unemployment crept upward, capital spending remained low and the federal budget deficit swelled. In addition, investor sentiment was battered by war fears and widespread allegations of corporate malfeasance.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

For  the  most  part,  the  fund  avoided  the companies that were most severely affected by corporate accounting scandals. Fortunately, we sold Tyco International and Tenet Healthcare before they were in the headlines -- Tyco for its aggressive accounting and Tenet for controversial Medicare billing. However, software maker Computer Associates came under scrutiny while it was a fund holding, but by quickly eliminating the fund's position we avoided the bulk of
its    subsequent    decline.

Our decision to emphasize brokerage stocks and minimize the fund's exposure to banks hurt the fund' s performance. At the time, we believed that banks were generally expensive relative to their earnings. However, falling interest rates enhanced profit margins for many banks. In contrast, shares of brokerage companies on which we focused, particularly those highly dependent on investment banking fees, performed poorly as the economic recovery and stock market stumbled.

In an attempt to offset this weakness, we focused on companies we considered most likely to maintain market leadership. Although this is a value-oriented fund, we purchased traditional growth stocks such as Microsoft and Intel that had come down sharply in price. In our view, these companies have the potential for strong earnings when the economy rebounds. However, because the economy had not yet gained momentum, neither stock performed particularly well during 2002.

On the other hand, several stocks contributed positively to performance. AT&T returned to its roots as a long-distance carrier after completing the sale of its cable business. Natural gas producer Encana benefited from rising energy prices as Middle East tensions boiled over, while banking concern Bank of America saw profits increase when interest rates paid on deposits declined. Health care provider WellPoint Health Networks was in one of the few industries with the ability to raise prices, while Winn-Dixie Stores was profitable and, unlike many other grocery chains, did not face competition from Wal-Mart.


In addition, the fund invested in a number of large pharmaceutical companies, which were generally out of favor early in 2002 as patents on their products expired and competition from generic drug manufacturers intensified. We believed that the stocks had become inexpensive, and the earnings power of these companies led to a rebound in the second half of the year.

What is the fund's current strategy?

We have continued to look for inexpensive large-cap value stocks that have the potential for appreciation. The companies we seek enjoy strong business fundamentals, a temporarily depressed stock price and a catalyst in place to unlock value. Catalysts may include accelerating sales and earnings growth, improving balance sheet trends, new management, a corporate restructuring or pending legislation.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE S&P 500/BARRA VALUE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD & POOR'S 500 COMPOSITE PRICE INDEX ("S&P 500 INDEX") THAT HAVE LOW PRICE-TO-BOOK RATIOS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Core Value Fund Class A shares and the Standard & Poor's 500/BARRA Value Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER CORE VALUE FUND ON 12/31/92 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500/BARRA VALUE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C, CLASS R, CLASS T AND INSTITUTIONAL SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE PERFORMANCE OF THE FUND'S CLASS A SHARES SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE S&P 500 THAT HAVE LOW PRICE-TO-BOOK RATIOS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 12/31/02

                                                           Inception                                                        From
                                                             Date          1 Year          5 Years       10 Years         Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                         (28.72)%          (0.92)%        8.69%
WITHOUT SALES CHARGE                                                      (24.36)%           0.27%         9.34%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                     1/16/98       (27.92)%            --             --             (0.05)%
WITHOUT REDEMPTION                                          1/16/98       (24.92)%            --             --              0.25%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                  1/16/98       (25.70)%            --             --              0.25%
WITHOUT REDEMPTION                                          1/16/98       (24.95)%            --             --              0.25%

CLASS R SHARES                                              8/4/94        (24.18)%           0.46%           --              9.09%

INSTITUTIONAL SHARES                                        2/1/93        (24.28)%           0.37%           --              9.32%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                         8/16/99       (27.93)%            --             --             (6.51)%
WITHOUT SALES CHARGE                                        8/16/99       (24.53)%            --             --             (5.23)%



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.


                                                             The Fund


STATEMENT OF INVESTMENTS

December 31, 2002


COMMON STOCKS--95.6%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--1.3%

Nissan Motor, ADR                                                                               567,600                8,729,688

BANKING--13.0%

American Express                                                                                343,800               12,153,330

Bank of America                                                                                 103,500                7,200,495

Citigroup                                                                                       784,033               27,590,122

Fannie Mae                                                                                      174,600               11,232,018

FleetBoston Financial                                                                           546,847               13,288,382

U.S. Bancorp                                                                                    404,700                8,587,734

Wachovia                                                                                        192,500                7,014,700

                                                                                                                      87,066,781

BASIC INDUSTRIES--5.3%

Air Products & Chemicals                                                                        134,600                5,754,150

Alcoa                                                                                           295,000                6,720,100

China Steel, ADR                                                                                      7  (a)                  78

International Paper                                                                             292,700               10,235,719

Praxair                                                                                         221,200               12,778,724

                                                                                                                      35,488,771

BEVERAGES & TOBACCO--.9%

Philip Morris Cos.                                                                              151,200                6,128,136

BROADCASTING & PUBISHING--1.3%

McGraw-Hill Cos.                                                                                141,500                8,552,260

BROKERAGE--5.0%

Bear Stearns Cos.                                                                               108,400                6,438,960

Goldman Sachs                                                                                    71,000                4,835,100

J.P. Morgan Chase & Co                                                                          220,600                5,294,400

Lehman Brothers Holdings                                                                        111,600                5,947,164

Morgan Stanley                                                                                  266,700               10,646,664

                                                                                                                      33,162,288

CAPITAL GOODS--7.8%

Boeing                                                                                          186,200                6,142,738

Emerson Electric                                                                                159,660                8,118,711

General Electric                                                                                127,000                3,092,450

Nokia, ADR                                                                                      449,700                6,970,350

Pitney Bowes                                                                                    208,400                6,806,344

Rockwell Collins                                                                                179,200  (b)           4,168,192

United Technologies                                                                             272,800               16,897,232

                                                                                                                      52,196,017


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--3.4%

Black & Decker                                                                                   80,000                3,431,200

Genuine Parts                                                                                   115,000                3,542,000

Johnson Controls                                                                                 88,100                7,062,977

Koninklijke (Royal) Philips Electronics (New York Shares)                                       488,200                8,631,376

                                                                                                                      22,667,553

CONSUMER NON-DURABLES--5.1%

Clorox                                                                                           92,700                3,823,875

ConAgra Foods                                                                                   134,000                3,351,340

Del Monte Foods                                                                                  87,534  (c)             674,009

H.J. Heinz                                                                                      196,000                6,442,520

Kimberly-Clark                                                                                   68,200                3,237,454

Loews                                                                                           141,000                6,268,860

Nestle, ADR                                                                                     129,100                6,866,506

Procter & Gamble                                                                                 38,100                3,274,314

                                                                                                                      33,938,878

CONSUMER SERVICES--11.2%

Comcast, Cl. A                                                                                  145,423  (c)           3,427,620

Federated Department Stores                                                                     310,200  (c)           8,921,352

Gannett                                                                                         146,100               10,489,980

Knight-Ridder                                                                                   155,600                9,841,700

Kroger                                                                                          371,000  (c)           5,731,950

Liberty Media, Cl. A                                                                          1,092,480  (c)           9,766,771

McDonald's                                                                                      481,100                7,736,088

Office Depot                                                                                    563,600  (c)           8,318,736

RadioShack                                                                                      306,400                5,741,936

Walt Disney                                                                                     279,200                4,553,752

                                                                                                                      74,529,885

ENERGY--9.5%

BP, ADR                                                                                         216,400                8,796,660

ConocoPhillips                                                                                  147,147                7,120,443

Encana                                                                                          364,258               11,328,424

Exxon Mobil                                                                                     725,732               25,357,076

Royal Dutch Petroleum (New York Shares)                                                         243,900               10,736,478

                                                                                                                      63,339,081

FINANCIAL SERVICES--.8%

CIT Group                                                                                       262,600                5,146,960

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--9.6%

Aetna                                                                                           172,500                7,093,200

Becton, Dickinson & Co.                                                                         112,400                3,449,556

Bristol-Myers Squibb                                                                            407,500                9,433,625

C.R. Bard                                                                                       164,900                9,564,200

Guidant                                                                                         136,100  (c)           4,198,685

Merck & Co.                                                                                     120,400                6,815,844

Mylan Laboratories                                                                              104,000                3,629,600

Pharmacia                                                                                       203,500                8,506,300

Schering-Plough                                                                                 507,600               11,268,720

                                                                                                                      63,959,730

HOUSEHOLD APPLIANCES--.9%

Sony, ADR                                                                                       150,600                6,221,286

INSURANCE--7.9%

Allstate                                                                                        334,300               12,365,757

American International Group                                                                    366,293               21,190,050

Chubb                                                                                            62,400                3,257,280

John Hancock Financial Services                                                                 115,100                3,211,290

Lincoln National                                                                                200,500                6,331,790

Principal Financial Group                                                                       210,800                6,351,404

                                                                                                                      52,707,571

TECHNOLOGY--5.8%

Intel                                                                                           462,500                7,201,125

International Business Machines                                                                 102,900                7,974,750

Microsoft                                                                                       326,100  (c)          16,859,370

Motorola                                                                                        773,640                6,691,986

                                                                                                                      38,727,231

TELECOMMUNICATIONS--.0%

SK Telecom, ADR                                                                                     270                    5,765

TRANSPORTATION--2.6%

FedEx                                                                                           162,900                8,832,438

Union Pacific                                                                                   137,100                8,208,177

                                                                                                                      17,040,615


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--4.2%

AT&T                                                                                            324,100                8,462,251

BellSouth                                                                                       260,000                6,726,200

Verizon Communications                                                                          338,056               13,099,670

                                                                                                                      28,288,121

TOTAL COMMON STOCKS

   (cost $659,847,966)                                                                                               637,896,617

PREFERRED STOCKS--2.6%
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES;

News Corp, ADR

   (cost $17,098,430)                                                                           766,400               17,358,960
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.9%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

General Electric Capital,

  1.25%,1/2/2003

   (cost $12,391,000)                                                                        12,391,000               12,391,000

INVESTMENT OF CASH COLLATERAL
    FOR SECURITIES LOANED--.0%                                                                   Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund
   (cost $936)                                                                                      936                      936

TOTAL INVESTMENTS (cost $689,338,332)                                                             100.1%             667,647,513

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.1%)               (575,998)

NET ASSETS                                                                                        100.0%             667,071,515

(A)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT DECEMBER  31, 2002,  THIS
     SECURITY AMOUNTED TO $78 OR LESS THAN .01% OF NET ASSETS.

(B)  A PORTION OF THIS  SECURITY  IS ON LOAN.  AT  DECEMBER  31,2002,  THE TOTAL
     MARKET  VALUE OF THE FUND'S  SECURITY ON LOAN IS $907 AND THE TOTAL  MARKET
     VALUE OF THE COLLATERAL HELD BY THE FUND IS $936.

(C)  NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned valued at $907)       689,338,332   667,647,513

Dividends and interest receivable                                     1,098,970

Receivable for shares of Beneficial Interest subscribed                 353,523

                                                                    669,100,006

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   729,587

Cash overdraft due to Custodian                                         453,351

Payable for shares of Beneficial Interest redeemed                      844,617

Liability for securities loaned--Note 1(b)                                  936

                                                                      2,028,491

NET ASSETS ($)                                                      667,071,515

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     827,378,595

Accumulated undistributed investment income--net                        395,675

Accumulated net realized gain (loss) on investments                (139,011,936)

Accumulated net unrealized appreciation
  (depreciation) on investments                                     (21,690,819)

NET ASSETS ($)                                                      667,071,515

NET ASSET VALUE PER SHARE



                                  Class A            Class B           Class C            Class R        Class T      Institutional
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                504,371,156         62,820,174        20,818,723         40,320,445      1,566,550         37,174,467

Shares
   Outstanding                 23,386,448          2,953,600           978,621          1,869,962         72,638          1,724,923

NET ASSET VALUE
   PER SHARE ($)                    21.57              21.27             21.27              21.56          21.57              21.55



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $147,672 foreign taxes withheld at source)   11,717,149

Interest                                                               596,393

Income on securities lending                                            13,016

TOTAL INCOME                                                        12,326,558

EXPENSES:

Management fee--Note 2(a)                                            7,097,069

Distribution and service fees--Note 2(b)                             2,513,608

Loan commitment fees--Note 4                                             9,145

TOTAL EXPENSES                                                       9,619,822

INVESTMENT INCOME--NET                                               2,706,736

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                      (129,369,521)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                               (100,428,701)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (229,798,222)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (227,091,486)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                            ------------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,706,736            4,165,754

Net realized gain (loss) on investments      (129,369,521)          (7,524,528)

Net unrealized appreciation
   (depreciation) on investments             (100,428,701)         (22,558,183)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (227,091,486)         (25,916,957)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (2,095,693)          (3,635,658)

Class B shares                                         --               (3,872)

Class C shares                                         --                 (870)

Class R shares                                   (275,395)            (156,183)

Class T shares                                     (2,550)              (2,038)

Institutional shares                             (210,983)            (390,332)

Net realized gain on investments:

Class A shares                                         --          (18,095,323)

Class B shares                                         --             (834,436)

Class C shares                                         --             (187,438)

Class R shares                                         --             (363,311)

Class T shares                                         --               (8,985)

Institutional shares                                   --           (1,736,417)

TOTAL DIVIDENDS                                (2,584,621)         (25,414,863)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                128,962,355          193,962,851

Class B shares                                 32,985,741           59,253,982

Class C shares                                 11,227,556           24,603,601

Class R shares                                 10,959,857           46,044,785

Class T shares                                  1,669,295            1,120,370

Institutional shares                            1,898,103            3,278,247


                                                     Year Ended December 31,
                                            ------------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                  1,778,780           19,065,800

Class B shares                                         --              690,728

Class C shares                                         --              117,403

Class R shares                                    275,318              519,409

Class T shares                                      2,504               10,283

Institutional shares                              206,052            2,091,431

Cost of shares redeemed:

Class A shares                               (147,319,203)        (107,044,061)

Class B shares                                (17,126,987)          (7,153,532)

Class C shares                                 (7,309,501)          (4,117,587)

Class R shares                                 (4,385,465)          (2,376,606)

Class T shares                                   (830,523)            (129,695)

Institutional shares                           (9,278,390)          (5,415,431)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS        3,715,492          224,521,978

TOTAL INCREASE (DECREASE) IN NET ASSETS      (225,960,615)         173,190,158

NET ASSETS ($):

Beginning of Period                           893,032,130          719,841,972

END OF PERIOD                                 667,071,515          893,032,130

Undistributed investment income--net              395,675              273,388

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     5,072,535            6,786,444

Shares issued for dividends reinvested             79,513              679,854

Shares redeemed                                (6,047,472)          (3,695,650)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (895,424)           3,770,648

CLASS B(A)

Shares sold                                     1,284,876            2,077,778

Shares issued for dividends reinvested                 --               24,819

Shares redeemed                                  (736,243)            (258,611)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     548,633            1,843,986

CLASS C

Shares sold                                       448,815              861,314

Shares issued for dividends reinvested                 --                4,216

Shares redeemed                                  (303,397)            (145,070)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     145,418              720,460

CLASS R

Shares sold                                       412,401            1,655,804

Shares issued for dividends reinvested             12,008               18,510

Shares redeemed                                  (181,176)             (84,394)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     243,233            1,589,920

CLASS T

Shares sold                                        67,153               38,881

Shares issued for dividends reinvested                119                  367

Shares redeemed                                   (34,178)              (4,672)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      33,094               34,576

INSTITUTIONAL SHARES

Shares sold                                        76,740              107,898

Shares issued for dividends reinvested              9,072               74,633

Shares redeemed                                  (408,160)            (189,215)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (322,348)              (6,684)

(A) DURING THE PERIOD ENDED DECEMBER 31, 2002, 11,870 CLASS B SHARES REPRESENTING $291,033 WERE AUTOMATICALLY CONVERTED TO 11,716 CLASS A SHARES AND DURING THE PERIOD ENDED DECEMBER 31, 2001, 4,645 CLASS B SHARES REPRESENTING $137,875 WERE AUTOMATICALLY CONVERTED TO 4,600 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                      Year Ended December 31,
                                                             -----------------------------------------------------------------------

CLASS A SHARES                                                   2002           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value, beginning of period                            28.62          30.93          30.83          29.26         30.11

Investment Operations:

Investment income--net                                            .10(a)         .17(a)         .24(a)         .13(a)        .19

Net realized and unrealized
   gain (loss) on investments                                   (7.06)         (1.46)          3.04           4.78          1.95

Total from Investment Operations                                (6.96)         (1.29)          3.28           4.91          2.14

Distributions:

Dividends from investment income--net                            (.09)          (.16)          (.23)          (.13)         (.17)

Dividends from net realized
   gain on investments                                             --           (.86)         (2.95)         (3.21)        (2.82)

Total Distributions                                              (.09)         (1.02)         (3.18)         (3.34)        (2.99)

Net asset value, end of period                                  21.57          28.62          30.93          30.83         29.26

TOTAL RETURN (%)(B)                                            (24.36)         (4.04)         11.21          17.29          7.06

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.15           1.15           1.15           1.15          1.15

Ratio of net investment income
   to average net assets                                          .41            .58            .79            .41           .61

Portfolio Turnover Rate                                         67.21          68.77          88.70          91.22         84.32

Net Assets, end of period ($ X 1,000)                         504,371        695,054        634,410        590,129       555,863

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.




SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                      Year Ended December 31,
                                                            ------------------------------------------------------------------------

CLASS B SHARES                                                   2002           2001            2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            28.33          30.68           30.64          29.19         29.04

Investment Operations:

Investment income (loss)--net                                    (.08)(b)       (.07)(b)         .01(b)        (.10)(b)      (.02)

Net realized and unrealized
   gain (loss) on investments                                   (6.98)         (1.42)           3.01           4.76          3.00

Total from Investment Operations                                (7.06)         (1.49)           3.02           4.66          2.98

Distributions:

Dividends from investment income--net                              --           (.00)(c)        (.03)            --          (.01)

Dividends from net realized
   gain on investments                                             --           (.86)          (2.95)         (3.21)        (2.82)

Total Distributions                                                --           (.86)          (2.98)         (3.21)        (2.83)

Net asset value, end of period                                  21.27          28.33           30.68          30.64         29.19

TOTAL RETURN (%)(D)                                            (24.92)         (4.79)          10.39          16.37         10.24(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.90           1.90            1.90           1.90          1.82(e)

Ratio of net investment income (loss)
   to average net assets                                         (.33)          (.24)            .03           (.33)        (.14)(e)

Portfolio Turnover Rate                                         67.21          68.77           88.70          91.22         84.32

Net Assets, end of period ($ X 1,000)                          62,820         68,123          17,209          6,792         2,033

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                       Year Ended December 31,
                                                            ------------------------------------------------------------------------

CLASS C SHARES                                                   2002           2001            2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            28.34          30.68           30.64          29.19         29.04

Investment Operations:

Investment income (loss)--net                                    (.08)(b)       (.06)(b)         .00(b,c)      (.11)(b)      (.02)

Net realized and unrealized
   gain (loss) on investments                                   (6.99)         (1.42)           3.02           4.77          3.00

Total from Investment Operations                                (7.07)         (1.48)           3.02           4.66          2.98

Distributions:

Dividends from investment income--net                              --           (.00)(c)        (.03)            --          (.01)

Dividends from net realized
   gain on investments                                             --           (.86)          (2.95)         (3.21)        (2.82)

Total Distributions                                                --           (.86)          (2.98)         (3.21)        (2.83)

Net asset value, end of period                                  21.27          28.34           30.68          30.64         29.19

TOTAL RETURN (%)(D)                                            (24.95)         (4.75)          10.35          16.41         10.24(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.90           1.90            1.90           1.90          1.82(e)

Ratio of net investment income (loss)
   to average net assets                                        (.32)          (.24)             .01           (.35)        (.13)(e)

Portfolio Turnover Rate                                         67.21         68.77            88.70          91.22         84.32

Net Assets, end of period ($ X 1,000)                          20,819        23,612            3,459          1,192           195

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       Year Ended December 31,
                                                            ------------------------------------------------------------------------

CLASS R SHARES                                                   2002           2001            2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            28.62          30.92           30.82          29.25         30.11

Investment Operations:

Investment income--net                                            .17(a)         .23(a)          .32(a)         .20(a)        .26

Net realized and unrealized
   gain (loss) on investments                                   (7.08)         (1.44)           3.04           4.79          1.95

Total from Investment Operations                                (6.91)         (1.21)           3.36           4.99          2.21

Distributions:

Dividends from investment income--net                            (.15)          (.23)           (.31)          (.21)         (.25)

Dividends from net realized
   gain on investments                                             --           (.86)          (2.95)         (3.21)        (2.82)

Total Distributions                                              (.15)         (1.09)          (3.26)         (3.42)        (3.07)

Net asset value, end of period                                  21.56          28.62           30.92          30.82         29.25

TOTAL RETURN (%)                                               (24.18)         (3.80)          11.49          17.59          7.01

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .90            .90             .90            .90           .90

Ratio of net investment income
   to average net assets                                          .67            .78            1.03            .65           .82

Portfolio Turnover Rate                                         67.21          68.77           88.70          91.22         84.32

Net Assets, end of period ($ X 1,000)                          40,320         46,555           1,138            885           842

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.



SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                        Year Ended December 31,
                                                                --------------------------------------------------------------------

CLASS T SHARES                                                       2002             2001               2000            1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value, beginning of period                                28.63            30.93              30.84           32.45

Investment Operations:

Investment income--net                                                .05(b)           .07(b)            .17(b)           .01(b)

Net realized and unrealized
   gain (loss) on investments                                       (7.07)           (1.42)             3.03             1.23

Total from Investment Operations                                    (7.02)           (1.35)             3.20             1.24

Distributions:

Dividends from investment income--net                                (.04)            (.09)             (.16)            (.02)

Dividends from net realized
   gain on investments                                                 --             (.86)            (2.95)           (2.83)

Total Distributions                                                  (.04)            (.95)            (3.11)           (2.85)

Net asset value, end of period                                      21.57            28.63             30.93            30.84

TOTAL RETURN (%)(C)                                                (24.53)           (4.28)            10.89             4.10(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.40             1.40              1.40              .53(d)

Ratio of net investment income
   to average net assets                                              .21              .25               .57              .05(d)

Portfolio Turnover Rate                                             67.21            68.77             88.70            91.22

Net Assets, end of period ($ X 1,000)                               1,567            1,132               154               18

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.





SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                                        Year Ended December 31,
                                                              ----------------------------------------------------------------------

INSTITUTIONAL SHARES                                             2002           2001            2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):
Net asset value, beginning of period                            28.60          30.90           30.81          29.24         30.10

Investment Operations:

Investment income--net                                            .13(a)         .20(a)          .27(a)         .16(a)        .22

Net realized and unrealized
   gain (loss) on investments                                   (7.07)         (1.45)           3.04           4.78          1.95

Total from Investment Operations                                (6.94)         (1.25)           3.31           4.94          2.17

Distributions:

Dividends from investment income--net                            (.11)          (.19)           (.27)          (.16)         (.21)

Dividends from net realized
   gain on investments                                             --           (.86)          (2.95)         (3.21)        (2.82)

Total Distributions                                              (.11)         (1.05)          (3.22)         (3.37)        (3.03)

Net asset value, end of period                                  21.55          28.60           30.90          30.81         29.24

TOTAL RETURN (%)                                               (24.28)         (3.96)          11.30          17.41          7.17

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.05           1.05            1.05           1.05          1.05

Ratio of net investment income
   to average net assets                                          .51            .70             .89            .50           .71

Portfolio Turnover Rate                                         67.21          68.77           88.70          91.22         84.32

Net Assets, end of period ($ X 1,000)                          37,174         58,557          63,473         65,111        74,058

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Core Value fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds Trust (the "Trust" ) which is registered under the
Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is to seek long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment manager. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class R, Class T and Institutional shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are subject to a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R and Institutional shares are offered without a front-end sales charge or CDSC. Institutional shares are offered only to those customers of certain financial planners and investment advisers who held shares of a predecessor class of the fund as of April 4, 1994, and bear a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution and service fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(d) Forward currency exchange contracts: The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the

                                                                       The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 2002, there were no open forward currency exchange contracts.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $395,675, accumulated capital losses $122,889,325 and unrealized depreciation $22,097,075. In addition, the fund had $15,716,355 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $4,087,843 of the carryover expires in fiscal 2009 and $118,801,482 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $2,584,621 and $16,254,718 and long term capital gains $0 and $9,160,145.


During the period ended December 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $172 and decreased net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and the Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . These fees are charged and allocated to each series based on net assets. In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and

                                                                     The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

During the period ended December 31, 2002, the Distributor retained $106,540 and $1,939 from commissions earned on sales of the fund's Class A and Class T shares and $290,909 and $8,994 from contingent deferred sales charges on redemptions on the fund's Class B and C shares, respectively.

(b)  Distribution  and  service  plan:  Under  separate  Distribution Plans (the
" Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares and Institutional shares may pay annually up to .25% and .15%, respectively, of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares and Institutional shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, and .25% of the value of average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares, respectively. During the period ended December 31, 2002, Class A, Class B, Class C, Class T and Institutional shares were charged $1,501,604, $529,005, $170,649, $3,582 and $71,968, respectively, pursuant to their respective Plans. During the period ended December 31, 2002, Class B, Class C and Class T shares were charged $176,335, $56,883 and $3,582, respectively, pursuant to the Service Plan.


Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2002, amounted to $543,329,149 and $512,231,527, respectively.

At December 31, 2002, the cost of investments for federal income tax purposes was $689,744,588; accordingly, accumulated net unrealized depreciation on investments was $22,097,075, consisting of $30,336,916 gross unrealized appreciation and $52,433,991 gross unrealized depreciation.

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (" the Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the fund did not borrow under the Facility.

Note 5--Litigation:

The Manager and Distributor, together with the advisers and distributors of a substantial number of fund complexes, were defendants in a putative class action alleging that the advisory and distribution fees paid to the defendants since May 1991 were excessive and unlawful. On March 29, 2002, the United States District Court for the Southern District of Illinois approved a stipulation between the parties in which the plaintiff voluntarily dismissed the case without prejudice.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders  The Dreyfus/Laurel Funds Trust:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Core Value Fund (the "Fund" ) of The Dreyfus/Laurel Funds Trust, including the statement of investments as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Core Value Fund of The Dreyfus/Laurel Funds Trust as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                  [KPMG SIGNATURE LOGO]

New York, New York

February 13, 2003



IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2002 as qualifying for the corporate dividends received deduction.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

JAMES M. FITZGIBBONS (68)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Chairman of the Board, Davidson Cotton Company (1998-2001)

*    Chairman of the Board and CEO of Fieldcrest Cannon, Inc. (1990-1997)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

J. TOMLINSON FORT (74)

BOARD MEMBER (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

KENNETH A. HIMMEL (57)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* President and CEO, Himmel & Company, a real estate development company (1980-Present)

*    CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


STEPHEN J. LOCKWOOD (56)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

*    Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    BDML Holdings, an insurance company, Chairman of the Board

*    HCCH Insurance Holdings, an insurance company, Vice Chairman

*    Affilated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ROSLYN M. WATSON (53)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Principal, Watson Ventures, Inc., a real estate investment company

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Service, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

*    The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

*    National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

BENAREE PRATT WILEY (57)

BOARD MEMBER (1998 )

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Boston College, Trustee

*    The Greater Boston Chamber of Commerce, Director

*    The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member, of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 65 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since January 1986.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since August 1984.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 77 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November 1992.


ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus Premier Core Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  312AR1202



      Dreyfus
      Premier Managed
      Income Fund

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            18   Statement of Assets and Liabilities

                            19   Statement of Operations

                            20   Statement of Changes in Net Assets

                            22   Financial Highlights

                            26   Notes to Financial Statements

                            32   Independent Auditors' Report

                            33   Important Tax Information

                            34   Board Members Information

                            36   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                            Managed Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Managed Income Fund, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Kent Wosepka, a portfolio manager and member of the fixed-income team that manages the fund.

In stark contrast to the stock market's overall dismal performance, bonds from government and corporate issuers generally performed well in 2002. In fact, 2002 marked the third consecutive year of broad bond market gains and stock market losses. In an environment roiled by allegations of corporate scandal, a lackluster economy and the threat of war, investors flocked to high-quality, fixed-income securities. Declining interest rates and heightened investor demand drove prices of U.S. Treasury securities higher and investment-grade corporate bonds also performed well, despite the bankruptcies of several major U.S. corporations.

Can bonds continue to produce attractive total returns in 2003? No one can know for sure. However, we believe that sector allocation and security selection will be key in 2003, requiring intensive research to find the most compelling opportunities. In the meantime, we continue to encourage you to maintain an ongoing dialogue with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,



/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF FUND PERFORMANCE

Kent Wosepka, Portfolio Manager

How did Dreyfus Premier Managed Income Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2002, the fund achieved total returns of 7.87% for Class A shares, 7.07% for Class B shares, 7.06% for Class C shares and 8.14% for Class R shares.(1) The fund's benchmark, the Lehman Brothers
Aggregate Bond Index (the "Index"), achieved a total return of 10.25% for the same period.(2)

The fund and the overall bond market produced generally positive results during the reporting period, as many investors avoided stocks in favor of the relative stability of high-quality bonds. However, the fund' s returns trailed its benchmark, primarily because the fund owned high-yield bonds, a relatively poorly performing sector not included in the Index.

What is the fund's investment approach?

The fund invests at least 65% of its total assets in United States government debt and investment-grade corporate debt obligations. We do not attempt to match the sector percentages of any index, nor do we attempt to predict the direction of interest rates by substantially altering the fund's sensitivity to changes in rates. Instead, the heart of our investment process is selecting individual securities that possess a combination of superior fundamentals and attractive relative valuations.

What other factors influenced the fund's performance?

Because most bond prices move in the opposite direction of interest rates, the fund benefited from generally falling rates during the reporting period. Specifically, yields on 10-year U.S. Treasury notes fell by about one percentage point, and prices rose commensurately. While our decision to allocate a lighter than average portion of the fund's

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

assets to government bonds detracted from the fund's performance relative to its benchmark, investments in Treasury Inflation Protected Securities (TIPS) proved more rewarding. TIPS make interest payments that rise and fall with the inflation rate. Although the economic recovery in 2002 was modest and inflation remained subdued, investor demand for TIPS surged, and their prices rose.

Meanwhile, corporate bonds rated below investment grade did not perform as well as their higher-quality counterparts, which hurt the fund's relative performance since the Index includes no such bonds. High-yield bonds were one of the few bond market sectors to decline in value during 2002. That's because investors were sensitive to credit risk in an environment characterized by widespread accounting scandals and several high profile bankruptcies. However, we either successfully avoided or quickly cut losses in the most severely affected corporate bonds. For example, the fund owned bonds issued by telecommunications giant WorldCom early in 2002, but we sold the fund's position before much damage was done to its price after revelations of fraudulent accounting practices came to light. At the same time, our successful security selection strategy enabled the fund's high-yield bonds to produce higher total returns than the overall high-yield bond market. For example, the fund's holdings of bonds issued by Golden State Bancorp, a double-B-rated bank, appreciated sharply after the company was purchased by Citicorp.

Other bond market sectors -- including investment-grade corporate bonds and mortgage-backed securities -- produced modestly positive returns during the reporting period. In corporate bonds, our decision to avoid the automotive sector was a good one, as the industry has continued to face profit and pricing pressures. However, mortgage-backed securities, which offered higher yields than U.S. Treasury securities, lagged when a record number of homeowners refinanced their mortgages at lower interest rates, returning principal to bondholders.


What is the fund's current strategy?

Because we believe that the economy is improving and that 2002's scandals are being addressed by regulators, our current strategy is to remain focused on corporate bonds. In our view, corporate bonds rated double-B and triple-B represent particularly attractive values. Bonds rated triple-B, the lowest investment-grade rating, are offering about two percentage points more yield than Treasury securities with comparable maturities, which we believe justifies the additional credit risk. Similarly, bonds rated double-B, the highest rating for high-yield bonds, also offer what we believe to be attractive yields at acceptable levels of credit risk.

In addition, we have generally focused on bonds with 30-year maturities over bonds with 10-year maturities. We believe that the difference between short-term interest rates and long-term interest rates is too high. Because of this, we believe that 30-year bonds will outperform 10-year bonds in this environment and that our stance will benefit the fund.

January 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Managed Income Fund Class A shares and the Lehman Brothers Aggregate Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER MANAGED INCOME FUND ON 12/31/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS R SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE PERFORMANCE OF THE FUND'S CLASS A SHARES SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 12/31/02



                                                     Inception                                                      From
                                                       Date           1 Year         5 Years        10 Years      Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                       3.00%          4.29%           5.97%
WITHOUT SALES CHARGE                                                   7.87%          5.26%           6.46%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))              12/19/94          3.07%          4.14%            --           6.32%((+)(+))
WITHOUT REDEMPTION                                   12/19/94          7.07%          4.47%            --           6.32%((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))        12/19/94          6.06%          4.49%            --           6.12%
WITHOUT REDEMPTION                                   12/19/94          7.06%          4.49%            --           6.12%

CLASS R SHARES                                        2/1/93           8.14%          5.52%            --           6.57%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))        THE  MAXIMUM  CONTINGENT  DEFERRED  SALES  CHARGE FOR CLASS B
             SHARES IS 4%.  AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A
             SHARES.

((+)(+))     ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE
             END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
             1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.


                                                             The Fund


STATEMENT OF INVESTMENTS

December 31, 2002



                                                                                              Principal
BONDS AND NOTES--96.5%                                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ADVERTISING--.1%

Lamar Media,

   Sr. Sub. Notes, 7.25%, 2013                                                                   30,000  (a)              30,637

RH Donnelley Financial:

   Sr. Notes, 8.875%, 2010                                                                       15,000  (a)              16,125

   Sr. Sub. Notes, 10.875%, 2012                                                                 30,000  (a)              32,850

                                                                                                                          79,612

AIRCRAFT & AEROSPACE--1.3%

Northrop Grumman,

   Notes, 7%, 2006                                                                              325,000                  359,335

Raytheon,

   Notes, 8.2%, 2006                                                                            450,000                  505,942

                                                                                                                         865,277

ASSET-BACKED CTFS./AUTO LOANS--1.0%

Toyota Auto Receivables Owner Trust:

   Ser. 2001-B, Cl. A4, 1.52%, 2007                                                             210,000  (b)             210,213

   Ser. 2002-C, Cl. A2, 1.44%, 2005                                                             420,000  (b)             420,020

                                                                                                                         630,233

ASSET-BACKED CTFS./CREDIT CARDS--1.0%

Chase Credit Card Master Trust,

   Ser. 2002-2, Cl. A, 1.47%, 2007                                                              155,000  (b)             155,202

Discover Card Master Trust I,

   Ser. 1995-1, Cl. A, 1.7%, 2007                                                               335,000  (b)             336,470

First USA Credit Card Master Trust,

   Ser. 1996-6, Cl. A, 1.519%, 2006                                                             175,000  (b)             175,082

                                                                                                                         666,754

AUTOMOTIVE--.4%

Ford Motor Credit,

   Global Landmark Securities, 7.45%, 2031                                                       60,000                   52,333

General Motors,

   Discount Debs., 0/7.75%, 2036                                                                180,000  (c)              65,897

Lear,

   Gtd. Sub. Notes, Ser. B, 7.96%, 2005                                                         150,000                  154,687

                                                                                                                         272,917

BANKING--3.0%

First National Bank of Boston,

   Sub. Notes, 7.375%, 2006                                                                     458,000                  510,808


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING (CONTINUED)

National Westminster Bank,

   Sub. Notes, 7.375%, 2009                                                                     320,000                  380,062

Nordea Bank of Sweden,

   Notes, 5.25%, 2012                                                                           485,000  (a)             494,505

St. George Bank,

   Sub. Notes, 7.15%, 2007                                                                       75,000  (a)              82,787

Union Planters Bank,

   Notes, 5.125%, 2007                                                                          135,000                  143,967

Wells Fargo,

   Sub. Notes, 5%, 2014                                                                         325,000                  329,002

                                                                                                                       1,941,131

BUILDING & CONSTRUCTION--.3%

American Standard,

   Gtd. Sr. Notes, 7.375%, 2008                                                                  40,000                   42,000

NVR,

   Gtd. Sr. Notes, 8%, 2005                                                                     125,000                  130,625

                                                                                                                         172,625

CABLE/MEDIA--2.0%

British Sky Broadcasting,

   Sr. Notes, 8.2%, 2009                                                                        175,000                  189,289

CSC Holdings,

   Sr. Notes, 7.875%, 2007                                                                      105,000                  101,456

Comcast Cable Communications,

   Sr. Notes, 6.75%, 2011                                                                       200,000                  208,485

Cox Communications,

   Notes, 7.75%, 2010                                                                           325,000                  370,714

News America Holdings,

   Gtd. Sr. Deb., 8%, 2016                                                                      160,000                  180,277

TCI Communications,

   Sr. Notes, 6.875%, 2006                                                                      150,000                  157,710

Univision Communications,

   Gtd. Sr. Notes, 7.85%, 2011                                                                   95,000                  107,917

                                                                                                                       1,315,848

CHEMICALS--.3%

CK Witco,

   Sr. Notes, 8.5%, 2005                                                                        170,000                  172,839

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--4.5%

CS First Boston Mortgage Securities,

   Ser. 2001-CF2, Cl. A4, 6.505%, 2034                                                          230,000                  259,302

Calwest Industrial Trust,

   Ser. 2002-CALW, Cl. A, 6.127%, 2017                                                          125,000  (a)             136,912

Chase Commercial Mortgage Securities,

   Ser. 1997-2, Cl. C, 6.6%, 2029                                                                40,000                   44,497

DLJ Commercial Mortgage,

   Ser. 1999-CG1, Cl. A1A, 6.08%, 2032                                                          149,576                  161,524

First Chicago/Lennar Trust,

   Ser. 1997-CHL1, Cl. D, 7.975%, 2039                                                          275,000  (a,b)           279,426

GMAC Commercial Mortgage Securities,

   Ser. 1996-C1, Cl. F, 7.86%, 2006                                                             250,000  (a)             260,025

Merrill Lynch Mortgage Investors,

   Ser. 1996-C2, Cl. B, 6.96%, 2028                                                             120,000                  133,003

Morgan (J.P) Commercial Mortgage Finance,

   Ser. 1997-C5, Cl. A3, 7.088%, 2029                                                           170,000                  192,995

Morgan Stanley Capital I:

   Ser. 1998-WFI, Cl. A2, 6.55%, 2030                                                           235,000                  264,834

   Ser. 1999-CAM1, Cl. A4, 7.02%, 2032                                                           70,000                   80,755

   Ser. 1999-RM1, Cl. A2, 6.71%, 2031                                                           200,000                  228,165

Morgan Stanley Dean Witter Capital I:

   Ser. 2001-IQA, Cl. A1, 4.57%, 2032                                                           307,788                  321,610

   Ser. 2001-PPM, Cl. A3, 6.54%, 2031                                                           250,000                  281,493

   Ser. 2002-TOP7, Cl. A1, 5.38%, 2039                                                          171,524                  181,740

Structured Asset Mortgage Investments,

   Ser. 1998-2, Cl. B, 6.75%, 2030                                                              130,232                  136,166

                                                                                                                       2,962,447

COMMERCIAL SERVICES--1.0%

Aramark Services,

   Gtd. Sr. Notes, 7%, 2007                                                                     600,000                  636,367

CONSUMER--.4%

International Flavors & Fragrance,

   Notes, 6.45%, 2006                                                                           225,000                  243,223

ENVIRONMENTAL--2.2%

Allied Waste N.A.:

   Gtd. Sr. Notes, Ser. B, 7.625%, 2006                                                         315,000                  315,000

   Gtd. Sr. Notes, Ser. B, 7.875%, 2009                                                         225,000                  222,750


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENVIRONMENTAL (CONTINUED)

Republic Services,

   Sr. Notes, 6.75%, 2011                                                                       250,000                  273,784

Waste Management:

   Bonds, 7.75%, 2032                                                                           115,000  (a)             123,930

   Gtd. Sr. Notes, 7.375%, 2029                                                                 260,000                  269,545

   Notes, 7%, 2006                                                                              240,000                  255,752

                                                                                                                       1,460,761

FINANCIAL SERVICES--2.6%

AMVESCAP,

   Sr. Notes, 5.9%, 2007                                                                        225,000                  238,898

ERAC USA Finance,

   Notes, 8.25%, 2005                                                                           325,000  (a)             358,353

Goldman Sachs Group,

   Sr. Notes, 5.7%, 2012                                                                        330,000                  343,852

Household Finance:

   Bonds, 7.35%, 2032                                                                            22,000                   23,789

   Notes, 6.375%, 2011                                                                          122,000                  127,766

   Notes, 6.75%, 2011                                                                            21,000                   22,426

   Notes, 6.375%, 2012                                                                           50,000                   52,292

   Notes, 7%, 2012                                                                               75,000                   82,289

Jefferies Group,

   Sr. Notes, 7.75%, 2012                                                                       100,000                  107,924

Morgan Stanley Dean Witter,

   Bonds, 5.8%, 2007                                                                            325,000                  352,873

                                                                                                                       1,710,462

FOOD & BEVERAGES--.8%

Ahold Finance,

   Gtd. Sr. Notes, 6.875%, 2029                                                                 160,000                  144,107

Del Monte,

   Sr. Sub Notes, 8.625%, 2012                                                                   50,000  (a)              51,250

Tricon Global Restaurants:

   Sr. Notes, 7.65%, 2008                                                                       110,000                  116,050

   Sr. Notes, 8.875%, 2011                                                                      193,000                  210,370

                                                                                                                         521,777

FOREIGN/GOVERNMENTAL--.5%

United Mexican States,

   Medium-Term Notes, 8.3%, 2031                                                                341,000                  360,608

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GAMING/LODGING--2.3%

Carnival:

   Deb., 6.65%, 2028                                                                             55,000                   52,646

   Notes, 6.15%, 2003                                                                            70,000                   71,592

   Notes, 7.05%, 2005                                                                           100,000                  107,943

Chumash Casino & Resort,

   Sr. Notes, 9%, 2010                                                                           20,000  (a)              21,300

HMH Properties,

   Gtd. Sr. Notes, Ser. B, 7.875%, 2008                                                         125,000                  121,875

Hilton Hotels,

   Sr. Notes, 7%, 2004                                                                          100,000                  101,202

Horseshoe Gaming Holding,

   Gtd. Sr. Sub. Notes, Ser. B, 8.625%, 2009                                                     65,000                   69,387

Mohegan Tribal Gaming Authority:

   Sr. Notes, 8.125%, 2006                                                                      350,000                  370,125

   Sr. Sub. Notes, 8%, 2012                                                                      50,000                   52,375

Premier Parks,

   Sr. Notes, 9.75%, 2007                                                                       150,000                  146,250

Royal Caribbean:

   Sr. Notes, 8.25%, 2005                                                                       175,000                  168,875

   Sr. Notes, 8.75%, 2011                                                                       190,000                  177,650

Station Casinos,

   Sr. Sub. Notes, 9.875%, 2010                                                                  45,000                   49,050

Turning Stone Casino Enterprise,

   Sr. Notes, 9.125%, 2010                                                                       25,000  (a)              25,687

                                                                                                                       1,535,957

HEALTH CARE--1.2%

HCA Healthcare:

   Notes, 8.75%, 2010                                                                           292,000                  336,542

   Sr. Notes, 7.875%, 2011                                                                      292,000                  320,629

Tenet Healthcare:

   Sr. Notes, 6.375%, 2011                                                                      125,000                  112,721

   Sr. Notes, 6.5%, 2012                                                                         55,000                   49,876

                                                                                                                         819,768

INDUSTRIAL--.8%

Brascan,

   Sr. Notes, 7.125%, 2003                                                                      100,000                  102,687

SPX,

   Sr. Notes, 7.5%, 2013                                                                         70,000                   71,312


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

Tyco International Group:

   Gtd. Notes, 6.125%, 2009                                                                     155,000                  145,139

   Notes, 6.375%, 2011                                                                          255,000                  238,893

                                                                                                                         558,031

INSURANCE--.2%

Allstate,

   Sr. Notes, 7.875%, 2005                                                                      100,000                  111,846

MEDICAL--.8%

Beckman Instruments,

   Gtd. Sr. Notes, 7.45%, 2008                                                                  295,000                  331,639

Quest Diagnostic,

   Gtd. Sr. Notes, 6.75%, 2006                                                                  205,000                  223,553

                                                                                                                         555,192

METALS & MINING--.6%

Ball,

   Sr. Notes, 6.875%, 2012                                                                      120,000  (a)             121,200

INCO,

   Bonds, 7.2%, 2032                                                                            100,000                   99,200

Teck Cominco,

   Notes, 7%, 2012                                                                              165,000                  164,450

                                                                                                                         384,850

OIL & GAS--.8%

Conoco,

   Sr. Notes, 6.95%, 2029                                                                        75,000                   85,277

Occidental Petroleum,

   Sr. Notes, 8.45%, 2029                                                                       175,000                  225,181

Southern Natural Gas,

   Notes, 7.35%, 2031                                                                           180,000                  151,680

Tosco,

   Deb., 7.8%, 2027                                                                              40,000                   48,946

                                                                                                                         511,084

PAPER & PAPER RELATED--1.5%

Abitibi-Consolidated,

   Deb., 8.5%, 2029                                                                             255,000                  264,387

Domtar,

   Notes, 7.875%, 2011                                                                          325,000                  380,466

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PAPER & PAPER RELATED (CONTINUED)

Jefferson Smurfit,

   Sr. Notes, 8.25%, 2012                                                                        40,000  (a)              41,000

Stone Container,

   Sr. Notes, 8.375%, 2012                                                                       50,000                   51,500

Tembec Industries,

   Gtd. Sr. Notes, 8.5%, 2011                                                                   110,000                  111,375

UPM-Kymmene,

   Sr. Notes, 5.625%, 2014                                                                      100,000  (a)             104,038

                                                                                                                         952,766

PHARMACEUTICALS--.2%

AmerisourceBergen,

   Sr. Notes, 8.125%, 2008                                                                      125,000                  133,750

REAL ESTATE INVESTMENT TRUSTS--2.1%

Archstone-Smith Operating Trust:

   Notes, 6.5%, 2012                                                                            175,000                  187,167

   Sr. Notes, 5%, 2007                                                                           75,000                   76,644

Boston Properties,

   Notes, 6.25%, 2013                                                                           125,000  (a)             126,778

Duke-Weeks Realty,

   Notes, 6.875%, 2005                                                                          200,000                  214,365

Healthcare Realty Trust,

   Sr. Notes, 8.125%, 2011                                                                      275,000                  296,588

Host Marriott,

   Notes, Ser. I, 9.5%, 2007                                                                     25,000                   25,500

MeriStar Hospitality Operating Partnership,

   Sr. Notes, 10.5%, 2009                                                                       175,000                  160,562

Simon DeBartolo Group,

   Notes, 6.625%, 2003                                                                          125,000                  127,326

Spieker Properties Trust,

   Notes, 6.8%, 2004                                                                            125,000                  131,323

                                                                                                                       1,346,253

TELECOMMUNICATION--1.4%

British Telecommunications,

   Bonds, 8.625%, 2030                                                                           85,000                  108,757

Koninklijke KPN NV,

   Sr. Notes, 8.375%, 2030                                                                      280,000                  346,683

L-3 Communications,

   Sr. Sub. Notes, 7.625%, 2012                                                                  55,000                   56,925

Panamsat,

   Notes, 6%, 2003                                                                               75,000                   75,000


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION (CONTINUED)

Salem Communications,

   Sr. Sub. Notes, 7.75%, 2010                                                                  160,000                  160,400

Sprint Capital,

   Gtd. Notes, 8.75%, 2032                                                                      140,000                  133,406

Telus,

   Notes, 8%, 2011                                                                               70,000                   67,550

                                                                                                                         948,721

TRANSPORTATION--.1%

Norfolk Southern,

   Notes, 7.05%, 2037                                                                            45,000                   50,700

U.S. GOVERNMENT--17.3%

U.S. Treasury Bonds:

   5.375%, 2/15/2031                                                                            355,000                  387,113

   6.25%, 5/15/2030                                                                           3,605,000                4,315,149

U.S. Treasury Inflation Protection Securities,

   3.875%, 1/15/2009                                                                          4,345,000  (d)           5,344,481

U.S. Treasury Notes,

   2%, 11/30/2004                                                                             1,230,000                1,240,566

                                                                                                                      11,287,309

U.S. GOVERNMENT AGENCIES--1.0%

SLMA Student Loan Trust:

   Ser. 2001-2, Cl. A1L, 1.879%, 2009                                                           342,321  (b)             344,346

   Ser. 2002-6, Cl. A1, 1.41%, 2008                                                             306,266  (b)             306,266

                                                                                                                         650,612

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--42.0%

Federal Home Loan Mortgage Corp.:

   6%                                                                                           350,000  (e)             365,967

   6%, 7/1/2017-9/1/2017                                                                      2,299,567                2,406,635

   6.5%, 5/1/2011                                                                               302,472                  321,471

Federal National Mortgage Association:

   5.5%                                                                                       2,525,000  (e)           2,564,440

   6%                                                                                         5,900,000  (e)           6,077,000

   6%                                                                                         3,725,000  (e,f)         3,836,750

   6%, 8/1/2017                                                                               1,117,544                1,169,923

   6.5%                                                                                         630,000  (e)             655,984

   6.5%                                                                                         725,000  (e,f)           753,547

   6.5%, 12/1/2031-11/1/2032                                                                  5,374,987                5,600,233

   7%                                                                                         2,375,000  (e)           2,498,191

   7%, 5/1/2032-6/1/2032                                                                        361,575                  380,442

   7.5%, 6/1/2007                                                                                 2,724                    2,893

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association I:

   6.5%, 9/15/2032                                                                              570,769                  599,662

   8%, 2/15/2030-5/15/2030                                                                       88,301                   95,530

   Ser. 2002-48, Cl. PF, 1.72%, 2029                                                            138,759  (b)             138,883

                                                                                                                      27,467,551

UTILITIES/ELECTRIC--2.8%

AES,

   Secured Notes, 10%, 2005                                                                      75,000  (a)              71,625

Consumers Energy,

   First Mortgage Bonds, 6.25%, 2006                                                             25,000                   24,609

DTE Energy,

   Sr. Notes, Ser. A, 6.65%, 2009                                                               230,000                  254,516

Dominion Resources,

   Sr. Notes, 5.7%, 2012                                                                        150,000                  155,921

Niagara Mohawk Power,

   Sr. Notes, Ser. G, 7.75%, 2008                                                               300,000                  347,074

Nisource Finance,

   Gtd. Sr. Notes, 7.625%, 2005                                                                 485,000                  506,886

Northern States Power:

   First Mortgage Bonds, Ser. A., 8%, 2012                                                       75,000  (a)              85,168

   First Mortgage Bonds, 7.125%, 2025                                                            80,000                   79,644

Pinnacle Partners,

   Sr. Notes, 8.83%, 2004                                                                       225,000  (a)             212,347

Public Service Co. of Colorado,

   Collateral Trust Ctfs., 7.875%, 2012                                                          70,000  (a)              78,276

                                                                                                                       1,816,066

TOTAL BONDS AND NOTES

   (cost $61,774,712)                                                                                                 63,143,337

PREFERRED STOCKS--.5%                                                                            Shares                 Value ($)

AUTOMOTIVE--.3%

Ford Motor Capital Trust II,

   Cum. Conv., $3.25                                                                              3,050                  124,592

General Motors,

   Ser. B, Cum. Conv., $1.3125                                                                    2,775                   65,213

                                                                                                                         189,805

REAL ESTATE INVESTMENT TRUSTS--.2%

Equity Office Properties Trust,

   Ser. B, Cum. Conv., $2.625                                                                     3,140                  140,122

TOTAL PREFERRED STOCKS

   (cost $345,352)                                                                                                       329,927


                                                                                              Principal
SHORT-TERM INVESTMENTS--22.3%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--.8%

General Electric Capital,

   1.25%, 1/2/2003                                                                              544,000                  544,000

U.S. GOVERNMENT--13.1%

U.S. Treasury Bills:

   1.15%, 1/9/2003                                                                              640,000                  639,866

   1.18%, 2/13/2003                                                                           7,929,000                7,918,613

                                                                                                                       8,558,479

U.S. GOVERNMENT AGENCIES--8.4%

Federal National Mortgage Association,

  Discount Notes;

   5.16%, 1/14/2003                                                                           5,460,000                5,457,595

TOTAL SHORT-TERM INVESTMENTS

   (cost $14,559,534)                                                                                                 14,560,074

TOTAL INVESTMENTS (cost $76,679,598)                                                              119.3%              78,033,338

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (19.3%)            (12,625,832)

NET ASSETS                                                                                        100.0%              65,407,506

(A)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT DECEMBER 31,
     2002, THESE SECURITIES AMOUNTED TO $2,754,219 OR 4.2% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  ZERO  COUPON  UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(D)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES IN THE CONSUMER PRICE INDEX.

(E)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(F)  SECURITY ACQUIRED UNDER MORTGAGE DOLLAR ROLL AGREEMENT.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  76,679,598  78,033,338

Cash                                                                  3,744,995

Interest receivable                                                     587,889

Receivable for shares of Beneficial Interest subscribed                   4,791

                                                                     82,371,013

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    61,071

Payable for investment securities purchased                          12,252,979

Payable for open mortgage-backed dollar rolls                         4,576,287

Payable for shares of Beneficial Interest redeemed                       73,170

                                                                     16,963,507

NET ASSETS ($)                                                       65,407,506

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      73,019,642

Accumulated undistributed investment income--net                        113,693

Accumulated net realized gain (loss) on investments                  (9,079,569)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       1,353,740

NET ASSETS ($)                                                       65,407,506

NET ASSET VALUE PER SHARE



                                                            Class A              Class B               Class C               Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                           47,571,100           12,469,750             1,979,820             3,386,836

Shares Outstanding                                        4,424,125            1,159,832               183,963               315,289

NET ASSET VALUE PER SHARE ($)                                 10.75                10.75                 10.76                 10.74



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             3,064,705

Dividends                                                               11,154

TOTAL INCOME                                                         3,075,859

EXPENSES:

Management fee--Note 2(a)                                              468,976

Distribution and service fees--Note 2(b)                               275,766

Loan commitment fees--Note 4                                               747

TOTAL EXPENSES                                                         745,489

INVESTMENT INCOME--NET                                               2,330,370

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              1,922,946

Net unrealized appreciation (depreciation) on investments              680,019

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,602,965

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,933,335

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,330,370            3,577,512

Net realized gain (loss) on investments         1,922,946            1,263,897

Net unrealized appreciation
   (depreciation) on investments                  680,019             (556,984)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,933,335            4,284,425

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (1,915,696)          (2,674,828)

Class B shares                                   (434,652)            (642,428)

Class C shares                                    (70,960)            (123,729)

Class R shares                                   (144,714)            (246,405)

TOTAL DIVIDENDS                                (2,566,022)          (3,687,390)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  3,548,853            9,498,182

Class B shares                                  1,286,889            2,516,242

Class C shares                                    222,202              358,847

Class R shares                                    483,313            1,403,974

Dividends reinvested:

Class A shares                                  1,577,776            2,075,809

Class B shares                                    253,456              328,891

Class C shares                                     23,237               43,499

Class R shares                                    119,503              212,424

Cost of shares redeemed:

Class A shares                                 (8,986,915)         (13,786,138)

Class B shares                                 (3,711,507)          (3,862,136)

Class C shares                                   (583,493)          (1,016,866)

Class R shares                                   (933,998)          (2,872,051)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (6,700,684)          (5,099,323)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (4,333,371)          (4,502,288)

NET ASSETS ($):

Beginning of Period                            69,740,877           74,243,165

END OF PERIOD                                  65,407,506           69,740,877

Undistributed investment income--net              113,693               71,225


                                                     Year Ended December 31,
                                                --------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       338,972              909,811

Shares issued for dividends reinvested            150,428              198,972

Shares redeemed                                  (860,006)          (1,319,691)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (370,606)            (210,908)

CLASS B(A)

Shares sold                                       122,817              241,804

Shares issued for dividends reinvested             24,173               31,532

Shares redeemed                                  (353,769)            (370,816)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (206,779)             (97,480)

CLASS C

Shares sold                                        21,244               34,320

Shares issued for dividends reinvested              2,214                4,169

Shares redeemed                                   (55,750)             (97,332)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (32,292)             (58,843)

CLASS R

Shares sold                                        46,357              134,984

Shares issued for dividends reinvested             11,407               20,414

Shares redeemed                                   (89,446)            (276,561)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (31,682)            (121,163)

(A) DURING THE PERIOD ENDED DECEMBER 31, 2002, 48,412 CLASS B SHARES REPRESENTING $508,638 WERE AUTOMATICALLY CONVERTED TO 48,405 CLASS A SHARES AND DURING THE PERIOD ENDED DECEMBER 31, 2001, 42,204 CLASS B SHARES REPRESENTING $440,696 WERE AUTOMATICALLY CONVERTED TO 42,199 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                      Year Ended December 31,
                                                            ------------------------------------------------------------------------

CLASS A SHARES                                                   2002           2001(a)        2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            10.37          10.29           9.99          10.81         11.01

Investment Operations:

Investment income--net                                            .38(b)         .52(b)         .61            .64           .73

Net realized and unrealized gain
   (loss) on investments                                          .42            .10            .30           (.82)         (.19)

Total from Investment Operations                                  .80            .62            .91           (.18)          .54

Distributions:

Dividends from investment income--net                            (.42)          (.54)          (.61)          (.64)         (.74)

Net asset value, end of period                                  10.75          10.37          10.29           9.99         10.81

TOTAL RETURN (%)(C)                                              7.87           6.09           9.53          (1.75)         4.90

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .95            .95            .95            .95           .95

Ratio of net investment income
   to average net assets                                         3.63           5.01           6.16           6.21          6.62

Portfolio Turnover Rate                                        524.46         477.71         531.86         309.42        238.95

Net Assets, end of period ($ X 1,000)                          47,571         49,729         51,527         60,755        71,902

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THIS CHANGE FOR THE PERIOD  ENDED  DECEMBER 31, 2001 WAS TO DECREASE NET
     INVESTMENT  INCOME PER SHARE BY $.02,  INCREASE NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS  PER SHARE BY $.02 AND DECREASE THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.16% TO 5.01%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.



SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                      Year Ended December 31,
                                                             -----------------------------------------------------------------------

CLASS B SHARES                                                   2002           2001(a)        2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            10.37          10.29           9.99          10.81         11.01

Investment Operations:

Investment income--net                                            .30(b)         .44(b)         .54            .57           .64

Net realized and unrealized gain
   (loss) on investments                                          .42            .10            .30           (.83)         (.19)

Total from Investment Operations                                  .72            .54            .84           (.26)          .45

Distributions:

Dividends from investment income--net                            (.34)          (.46)          (.54)          (.56)         (.65)

Net asset value, end of period                                  10.75          10.37          10.29           9.99         10.81

TOTAL RETURN (%)(C)                                              7.07           5.30           8.73          (2.48)         4.10

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.70           1.70           1.70           1.70          1.70

Ratio of net investment income
   to average net assets                                         2.91           4.27           5.41           5.44          5.81

Portfolio Turnover Rate                                        524.46         477.71         531.86         309.42        238.95

Net Assets, end of period ($ X 1,000)                          12,470         14,172         15,069         15,905        16,325

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THIS CHANGE FOR THE PERIOD  ENDED  DECEMBER 31, 2001 WAS TO DECREASE NET
     INVESTMENT  INCOME PER SHARE BY $.02,  INCREASE NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS  PER SHARE BY $.02 AND DECREASE THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.42% TO 4.27%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                      Year Ended December 31,
                                                              ----------------------------------------------------------------------

CLASS C SHARES                                                   2002           2001(a)        2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.38          10.30          10.00          10.82         11.02

Investment Operations:

Investment income--net                                            .31(b)         .45(b)         .54            .57           .64

Net realized and unrealized gain
   (loss) on investments                                          .41            .09            .30           (.83)         (.19)

Total from Investment Operations                                  .72            .54            .84           (.26)          .45

Distributions:

Dividends from investment income--net                           (.34)           (.46)          (.54)          (.56)         (.65)

Net asset value, end of period                                  10.76          10.38          10.30          10.00         10.82

TOTAL RETURN (%)(C)                                              7.06           5.29           8.73          (2.48)         4.17

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.70           1.70           1.70           1.70          1.69

Ratio of net investment income
   to average net assets                                         2.92           4.30           5.42           5.46          5.74

Portfolio Turnover Rate                                        524.46         477.71         531.86         309.42        238.95

Net Assets, end of period ($ X 1,000)                           1,980          2,245          2,834          3,695         5,369

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THIS CHANGE FOR THE PERIOD  ENDED  DECEMBER 31, 2001 WAS TO DECREASE NET
     INVESTMENT  INCOME PER SHARE BY $.02,  INCREASE NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS  PER SHARE BY $.02 AND DECREASE THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.44% TO 4.30%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.



SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                       Year Ended December 31,
                                                             -----------------------------------------------------------------------

CLASS R SHARES                                                   2002           2001(a)        2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            10.36          10.28           9.98          10.81         11.01

Investment Operations:

Investment income--net                                            .41(b)         .56(b)         .65            .67           .74

Net realized and unrealized gain
   (loss) on investments                                          .41            .08            .29           (.84)         (.17)

Total from Investment Operations                                  .82            .64            .94           (.17)          .57

Distributions:

Dividends from investment income--net                            (.44)          (.56)          (.64)          (.66)         (.77)

Net asset value, end of period                                  10.74          10.36          10.28           9.98         10.81

TOTAL RETURN (%)                                                 8.14           6.24           9.92          (1.57)         5.26

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .70            .70            .70            .70           .70

Ratio of net investment income
   to average net assets                                         3.88           5.34           6.41           6.45          6.77

Portfolio Turnover Rate                                        524.46         477.71         531.86         309.42        238.95

Net Assets, end of period ($ X 1,000)                           3,387          3,595          4,813          9,270        10,707

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THIS CHANGE FOR THE PERIOD  ENDED  DECEMBER 31, 2001 WAS TO DECREASE NET
     INVESTMENT  INCOME PER SHARE BY $.01,  INCREASE NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS  PER SHARE BY $.01 AND DECREASE THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 5.49% TO 5.34%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Managed Income Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective is to seek high current income consistent with what is believed to be prudent risk of capital primarily through investments in investment-grade corporate and U.S. Government obligations which primarily have maturities of 10 years or less. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment manager. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC" ). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates market value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(C) CONCENTRATION OF RISK: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security's price to fall, potentially lowering the fund's share price. In addition the value of debt securities may decline due to general market conditions that are not

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $141,622, accumulated capital losses $9,019,768 and unrealized appreciation $1,218,240.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $539,328 of the carryover expires in fiscal 2003, $1,206,894 expires in fiscal 2004, $4,432,909 expires in fiscal 2007 and $2,840,637 expires in fiscal 2008.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $2,566,022 and $3,687,390.

During the period ended December 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $278,120, increased net realized gain (loss) on investments by $1,468,994 and decreased paid-in capital by $1,747,114. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .70% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and the Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). These fees pertain to the Dreyfus/Laurel Funds and are charged and allocated to each series based on net assets. In the event

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

During the period ended December 31, 2002, the Distributor retained $2,006 from commissions earned on sales of the fund's Class A shares and $40,885 and $80 from contingent deferred sales charges on redemptions on the fund's Class B and C shares, respectively.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares pay annually up to .25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares may pay the Distributor for distributing their shares at an aggregate annual rate of ..75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended December 31, 2002, Class A, Class B and Class C shares were charged $120,021, $100,418 and $16,391, respectively, pursuant to their respective Plans. Class B and Class C shares were charged $33,472 and $5,464, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.


NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 2002, amounted to $337,005,726 and $346,618,981, respectively, of which
$165,535,618 in purchases and $138,704,734 in sales were from dollar roll transactions.

The fund enters into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the fund sells mortgage-backed securities to a financial institution and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date, at an agreed upon price.

At December 31, 2002, the cost of investments for federal income tax purposes was $76,815,098; accordingly, accumulated net unrealized appreciation on investments was $1,218,240, consisting of $1,401,556 gross unrealized appreciation and $183,316 gross unrealized depreciation.

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2002, the fund did not borrow under the Facility.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders

The Dreyfus/Laurel Funds Trust:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Managed Income Fund (the " Fund" ) of The Dreyfus/Laurel Funds Trust, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Managed Income Fund of The Dreyfus/Laurel Funds Trust as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                             [KPMG LLP SIGNATURE LOGO]

New York, New York

February 13, 2003



IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates .34% of the ordinary dividends paid during the fiscal year ended December 31, 2002 as qualifying for the corporate dividends received deduction.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

James M. Fitzgibbons (68)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Chairman of the Board, Davidson Cotton Company (1998-2001)

*    Chairman of the Board and CEO of Fieldcrest Cannon, Inc. (1990-1997)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

J. Tomlinson Fort (74)

Board Member (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Kenneth A. Himmel (57)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* President and CEO, Himmel & Company, a real estate development company (1980-Present)

*    CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Stephen J. Lockwood (56)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

*    Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    BDML Holdings, an insurance company, Chairman of the Board

*    HCCH Insurance Holdings, an insurance company, Vice Chairman

*    Affilated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


Roslyn M. Watson (53)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Principal, Watson Ventures, Inc., a real estate investment company

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Service, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

*    The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

*    National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

Benaree Pratt Wiley (57)

Board Member (1998 )

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Boston College, Trustee

*    The Greater Boston Chamber of Commerce, Director

*    The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member, of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 65 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since January 1986.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 77 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November 1992.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                             The Fund

                  For More Information

                        Dreyfus Premier Managed Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  349AR1202


      DREYFUS PREMIER
      LIMITED TERM
      HIGH YIELD FUND

      ANNUAL REPORT December 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            21   Statement of Financial Futures

                            22   Statement of Assets and Liabilities

                            23   Statement of Operations

                            24   Statement of Changes in Net Assets

                            26   Financial Highlights

                            30   Notes to Financial Statements

                            42   Independent Auditors' Report

                            43   Important Tax Information

                            44   Board Members Information

                            46   Officers of the Fund

                                 FOR MORE INFORMATION
--------------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                   Limited Term High Yield Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Limited Term High Yield Fund, covering the 12-month period from January 1, 2002 through December 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald Thunelius, portfolio manager and director of the Dreyfus Taxable Fixed Income Team that manages the fund.

High-yield corporate bonds performed relatively poorly in 2002. Market conditions were particularly severe for bonds from companies affected by allegations of corporate scandal and the lingering aftermath of the September 11 terrorist attacks. At the same time, default rates rose and lenders tightened credit standards. Faced with a lackluster economy and the threat of war, investors generally turned away from lower-rated securities, causing their prices to fall.

Will high-yield bonds recover in 2003? No one can know for sure. In our view, however, corporate bonds generally represent attractive values, and we expect them to benefit when the economy improves. Nonetheless, it is important to remember that asset classes with the potential for relatively higher rewards and risks, such as lower-rated bonds, should constitute only a portion of your overall investment portfolio.

In the meantime, we continue to encourage you to maintain an ongoing dialogue with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk. Investors with the patience and discipline to weather today' s market uncertainty may reap the potential benefits of the better economic times that we believe lie ahead.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2003




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager
Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Limited Term High Yield Fund perform relative to its benchmarks?

For the 12-month period ended December 31, 2002, the fund achieved total returns of -12.19% for its Class A shares, -12.64% for Class B shares, -12.97% for Class C shares and -11.99% for Class R shares. The fund generated aggregate income dividends of $0.7159 for Class A shares, $0.6806 for Class B shares, $0.6635 for Class C shares and $0.7318 for Class R shares.(1) The Merrill Lynch High Yield Master II Index, the fund's benchmark, achieved a total return of -1.89% for the same period.(2) In addition, the Dreyfus Customized Limited Term High Yield Index achieved a total return of 0.50% for the reporting period.(3) This blended index reflects the performance of shorter-term high-yield securities and is composed of four shorter-term subindices of the Merrill Lynch High Yield Master II Index, and is prepared and used exclusively by Dreyfus as a benchmark for managing the fund.

Although fixed-income investments generally performed well during the reporting period, high-yield bonds were hurt by weak economic growth, an above-average number of bankruptcies and fear of possible military action in Iraq. The fund fared worse than its benchmarks, primarily because several longstanding, illiquid holdings continued to be hurt by severe financial difficulties, allegations of fraud or the lingering effects of the September 11 terrorist attacks. We have either reduced or marked down the fund's most troubled holdings. While there are no guarantees, we believe that our efforts to upgrade and rebalance the fund should soon begin to produce improved performance.

What is the fund's investment approach?

The fund has undergone some significant changes in recent weeks. First, on December 18, 2002, fund shareholders voted to change the fund's investment objective. Effective January 20, 2003, the fund's new investment objective is to seek to maximize total return consisting of capital appreciation and current income. Previously, the fund' s investment objective was to seek high current income.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, on January 30, 2003 the fund's Board of Trustees approved extending the maximum average effective maturity of the fund to 5.5 years. The Board also eliminated the duration restriction. Previously, the average effective maturity and average effective duration of the fund were limited to four years or less and three and one-half years or less, respectively. The Board approved this change to permit the fund to pursue a larger pool of eligible investments and potentially reduce its credit risk profile. Conditions in the high-yield market have changed in recent years, and an increasingly smaller percentage of the high-yield market has been available to the fund's managers for investment. Having access to this larger pool also will increase the fund's opportunity to invest in more stable credits.

Finally, the Board also approved a name change for the fund to its current name.

We normally invest most of the fund's assets in fixed-income securities of below investment-grade credit quality. Our approach to selecting individual issues is based on careful credit analysis. We thoroughly analyze the business, management and financial strength of each of the companies whose bonds we buy, then project each issuer's ability to repay its debt.

What other factors influenced the fund's performance?

2002 was one of the most difficult calendar years for high-yield bonds on record, and the fund's performance suffered accordingly during the reporting period. Particularly harmful were several fund holdings whose issuers became embroiled in high-profile corporate scandals. For example, Adelphia Communications and WorldCom declared bankruptcy during the reporting period after allegations arose regarding fraudulent accounting and corporate oversight practices. In addition, the lingering effects of the September 11 terrorist attacks continued to hurt business conditions within the airline industry, resulting in the bankruptcy of fund holding U.S. Airways. Other less visible holdings also experienced financial difficulty in a generally weak economic environment, including cable television provider Pegasus Media & Communications and telecommunications firm Microcell Telecommunications.

Despite difficult market conditions, we were able to reduce or eliminate positions in most of the fund's most troubled holdings. When we sold these holdings, we attempted to do so opportunistically, selling into periods of relative strength in order to ameliorate enhanced damage to the fund's share price to as large an extent as we considered practical.


Furthermore, we attempted throughout the reporting period to reduce the fund's exposure to credit risk. First, we took steps to enhance diversification by raising the number of holdings to approximately 164 as of December 31, 2002. Second, we trimmed positions in individual issuers that we considered overconcentrated. Finally, we generally focused new purchases on bonds rated toward the high end of the below investment-grade range. In many cases, rather than purchasing securities issued by any single company, we invested in bonds that reflect the diverse composition of the Merrill Lynch High Yield Master II Index.

What is the fund's current strategy?

We have continued in our attempts to upgrade the fund's holdings in terms of credit quality and reduce credit risk. In our view, this process was close to completion as of year-end 2002. The fund' s composition at the end of the reporting period reflected our belief that a long-awaited pickup in economic growth is likely to boost high-yield bond prices, and we have recently placed modest emphasis on bonds from the economically sensitive chemical, auto parts and equipment, natural gas distribution and cable and broadcast media industries. In addition, we believe that 2002' s sharp price declines have effectively wrung speculative excesses out of the high-yield bond market, leaving many bonds at relatively attractive price levels. Also, the recent change to extend the fund's maximum average effective maturity will give us more flexibility and allow us a greater available selection of securities.

January 31, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

(3) SOURCE: BLOOMBERG L.P. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUBINDICES OF THE MERRILL LYNCH HIGH YIELD MASTER II INDEX. THESE SUBINDICES, BLENDED AND MARKET-WEIGHTED, ARE
     (I) BB-RATED, 1-3 YEARS, (II) B-RATED, 1-3 YEARS, (III) BB-RATED, 3-5 YEARS, AND (IV) B-RATED, 3-5 YEARS. UNLIKE THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B," THE FUND CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D."

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Limited Term High Yield Fund Class A shares, Class B shares, Class C shares and Class R shares with the Merrill Lynch High Yield Master II Index and a Customized Limited Term High Yield Index

((+))  SOURCE: LIPPER INC.

((+)(+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER LIMITED TERM HIGH YIELD FUND ON 6/2/97 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN TWO DIFFERENT INDICES: (1) THE MERRILL LYNCH HIGH YIELD MASTER II INDEX (THE "HIGH YIELD MASTER II INDEX") AND (2) THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX (THE "CUSTOMIZED INDEX"), WHICH HAS BEEN CONSTRUCTED BY THE DREYFUS CORPORATION. FOR COMPARATIVE PURPOSES, THE VALUES OF THE INDICES ON 5/31/97 ARE USED AS THE BEGINNING VALUES ON 6/2/97. THE CUSTOMIZED INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.
THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNTS OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY. BOTH INTEREST AND PRICE CHANGES ARE CALCULATED DAILY BASED ON AN ACCRUED SCHEDULE AND TRADER PRICING. THE CUSTOMIZED INDEX IS COMPOSED OF FOUR SUB-INDICES OF THE HIGH YIELD MASTER II INDEX. THE SUB-INDICES, BLENDED AND MARKET WEIGHTED, ARE (I) BB-RATED 1-3 YEARS, (II) B-RATED 1-3 YEARS, (III) BB-RATED 3-5 YEARS, AND (IV) B-RATED 3-5 YEARS. UNLIKE THE CUSTOMIZED INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B," THE FUND CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D." NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 12/31/02

                                                                           Inception                                       From
                                                                             Date          1 Year          5 Years       Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                            6/2/97        (16.11)%         (4.26)%        (2.91)%
WITHOUT SALES CHARGE                                                        6/2/97        (12.19)%         (3.37)%        (2.11)%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                     6/2/97        (15.81)%         (4.09)%        (2.71)%
WITHOUT REDEMPTION                                                          6/2/97        (12.64)%         (3.85)%        (2.60)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                  6/2/97        (13.76)%         (4.10)%        (2.84)%
WITHOUT REDEMPTION                                                          6/2/97        (12.97)%         (4.10)%        (2.84)%

CLASS R SHARES                                                              6/2/97        (11.99)%         (3.11)%        (1.86)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))     THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
          AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT  DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
          FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund



December 31, 2002

STATEMENT OF INVESTMENTS

                                                                                               Principal
BONDS AND NOTES--90.8%                                                                         Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--2.7%

BE Aerospace:

   Sr. Sub. Notes, Ser. B, 8%, 2008                                                           2,825,000                2,090,500

   Sr. Sub. Notes, Ser. B, 8.875%, 2011                                                       2,077,000                1,536,980

Hawk,

   Sr. Notes, 12%, 2006                                                                       5,235,000  (b)           4,868,550

Hexcel,

   Sr. Sub. Notes, 9.75%, 2009                                                                  547,000                  464,950

K&F Industries,

   Sr. Sub. Notes, 9.625%, 2010                                                                 785,000  (c)             802,662

Litton Industries,

   Sr. Notes, 6.05%, 2003                                                                     1,408,000                1,420,754

                                                                                                                      11,184,396

AIRLINES--2.3%

AMR:

   Deb., 9%, 2012                                                                               200,000                   98,139

   Deb., 9.75%, 2021                                                                            200,000                   86,117

Aircraft Lease Portfolio Securitization 96-1,

  Pass-Through Trust, Ctfs.,

   Cl. D, 12.75%, 2006                                                                        2,115,124                   21,151

Airplane Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 1, Cl. D, 10.875%, 2019                                                              21,729,400                  869,176

Continental Airlines,

   Sr. Notes, 8%, 2005                                                                        1,900,000                  940,500

Delta Air Lines,

   Notes, 7.7%, 2005                                                                          3,800,000                2,928,136

USAir,

  Pass-Through Ctfs.:

      Ser. 1993-A, Cl. A2, 9.625%, 2003                                                       3,855,000  (e)           1,349,250

      Ser. 1993-A, Cl. A3, 10.375%, 2013                                                     11,000,000  (e)           3,300,000

                                                                                                                       9,592,469

ASSET--BACKED CTFS./CREDIT CARDS--1.1%

MBNA Credit Card Master Note Trust,

   Ser. 2002-C1, Cl. C1, 6.8%, 2014                                                           4,252,000                4,341,292

AUTOMOTIVE--.3%

United Rentals,

   Sr. Notes, Ser. B, 10.75%, 2008                                                            1,170,000                1,170,000


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE, TRUCKS & PARTS--2.3%

Advanced Accessory Systems/Capital,

   Sr. Sub. Notes, Ser. B, 9.75%, 2007                                                          700,000                  661,500

Airxcel,

   Sr. Sub. Notes, Ser. B, 11%, 2007                                                          1,662,000                1,362,840

Collins & Aikman Products,

   Sr. Notes, 10.75%, 2011                                                                    1,262,000                1,208,365

J.B. Poindexter & Co.,

   Gtd. Sr. Notes, 12.5%, 2004                                                                6,625,000                5,465,625

TRW,

   Notes, 6.625%, 2004                                                                          575,000                  597,824

                                                                                                                       9,296,154

BEVERAGES--.7%

Sparkling Spring Water,

   Sr. Sub. Notes, 11.5%, 2007                                                                2,756,000                2,921,360

BROADCASTING & MEDIA--1.4%

Acme Intermediate Holdings/Finance,

   Sr. Secured Discount Notes, Ser. B, 0/12%, 2005                                            1,200,000  (d)           1,206,000

Acme Television/Finance,

   Sr. Notes, Ser. B, 10.875%, 2004                                                           2,257,000                2,307,783

CD Radio,

   Sr. Secured Notes, 14.5%, 2009                                                             1,000,000  (e)             400,000

Granite Broadcasting,

   Sr. Sub. Notes, 8.875%, 2008                                                               2,060,000                1,699,500

UIH Australia/Pacific:

   Sr. Discount Notes, Ser. B, 14%, 2006                                                      1,380,000  (e)              75,900

   Sr. Discount Notes, Ser. D, 14%, 2006                                                        670,000  (e)              36,850

                                                                                                                       5,726,033

BUILDING & CONSTRUCTION--2.9%

American Builders & Contractors,

   Sr. Sub. Notes, Ser. B, 10.625%, 2007                                                      2,818,000                2,916,630

Atrium Cos.,

   Sr. Sub. Notes, Ser. B, 10.5%, 2009                                                        1,879,000                1,832,025

National Equipment Services:

   Sr. Sub. Notes, Ser. B, 10%, 2004                                                          4,144,000                1,471,120

   Sr. Sub. Notes, Ser. C, 10%, 2004                                                          8,017,000                2,846,035

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BUILDING & CONSTRUCTION (CONTINUED)

Owens Corning:

   Deb., 7.5%, 2018                                                                             800,000  (e)             204,000

   Notes, 7%, 2009                                                                            5,000,000  (e)           1,275,000

   Notes, 7.7%, 2008                                                                          2,000,000  (e)             510,000

WCI Communities,

   Sr. Sub. Notes, 10.625%, 2011                                                              1,050,000                1,018,500

                                                                                                                      12,073,310

CABLE & MEDIA--5.9%

Adelphia Communications,

   Sr. Discount Notes, 0%, 2003                                                               6,717,000  (e)           1,645,665

Charter Communication Holdings/Capital:

   Sr. Discount Notes, 0/11.75%, 2011                                                         4,098,000  (d)           1,044,990

   Sr. Discount Notes, 0/13.5%, 2011                                                          2,661,000  (d)             705,165

   Sr. Notes, 10%, 2009                                                                         193,000                   86,850

   Sr. Notes, 10%, 2011                                                                       1,007,000                  453,150

   Sr. Notes, 10.75%, 2009                                                                    9,739,000                4,455,593

Coaxial Communications/Phoenix,

   Sr. Notes, 10%, 2006                                                                       3,219,000                2,832,720

Echostar DBS,

   Sr. Notes, 9.25%, 2006                                                                       945,000                  992,250

NTL,

   Deb., 11.2%, 2007                                                                          4,130,000                2,973,600

Pegasus Communications,

   Sr. Sub. Notes, Ser. B, 12.5%, 2007                                                        6,555,000                3,605,250

Pegasus Media & Communications,

   Sr. Sub. Notes, Ser. B, 12.5%, 2005                                                        5,910,000                5,141,700

Telewest Communications,

   Sr. Discount Notes, 0/9.25%, 2009                                                          2,585,000  (d,e)           374,825

                                                                                                                      24,311,758

CHEMICALS--5.1%

Avecia Group,

   Gtd. Sr. Notes, 11%, 2009                                                                  4,767,000                3,742,095

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 10.125%, 2009                                                              9,801,000                8,183,835

Lyondell Chemical:

   Gtd. Sr. Secured Notes, Ser. B, 9.875%, 2007                                               2,532,000                2,443,380

   Notes, 6.5%, 2006                                                                          2,000,000                1,761,438

   Sr. Secured Notes, 9.5%, 2008                                                              2,350,000  (c)           2,197,250

OM Group,

   Sr. Sub. Notes, 9.25%, 2011                                                                5,146,000                2,804,570

                                                                                                                      21,132,568


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--2.6%

Bank of America Large Loan,

   Ser. 2001-FMA, Cl. A2, 6.49%, 2016                                                         5,000,000  (c)           5,594,531

Structured Asset Securities REMIC,

   Ser. 1996-CFL, Cl. H, 7.75%, 2028                                                          1,750,000  (c)           1,945,895

Trizechahn Office Properties Trust,

   Ser. 2001-TZHA, Cl. A3, 6.211%, 2013                                                       3,000,000  (c)           3,309,256

                                                                                                                      10,849,682

COMMERCIAL SERVICES--.3%

The Brickman Group,

   Sr. Sub. Notes, 11.75%, 2009                                                               1,037,000  (c)           1,088,850

CONSUMER PRODUCTS--.2%

Sleepmaster,

   Sr. Sub. Notes, Ser. B, 11%, 2009                                                          4,579,000  (e)             870,010

DIVERSIFIED FINANCIAL SERVICE--2.9%

Elgin National Industries,

   Sr. Notes, Ser. B, 11%, 2007                                                               6,831,000                4,149,832

Key Components/Finance,

   Sr. Notes, 10.5%, 2008                                                                     1,354,000                1,313,380

Tyco International Group S.A.:

   Gtd. Notes, 5.8%, 2006                                                                     1,740,000                1,645,854

   Gtd. Notes, 6.375%, 2005                                                                   4,368,000                4,239,773

Wolverine Tube,

   Sr. Notes, Ser. B, 10.5%, 2009                                                               600,000                  615,000

                                                                                                                      11,963,839

ELECTRIC UTILITIES--3.0%

Calpine:

   Sr. Notes, 7.625%, 2006                                                                   11,578,000                5,325,880

   Sr. Notes, 7.75%, 2009                                                                       350,000                  148,750

Calpine Canada Energy Finance,

   Gtd. Sr. Notes, 8.5%, 2008                                                                 1,564,000                  688,160

Dynegy Holdings,

   Sr. Notes, 8.125%, 2005                                                                    3,639,000                1,401,015

Mirant Americas Generation,

   Sr. Notes, 7.625%, 2006                                                                    9,368,000                4,965,040

Southern Energy,

   Sr. Notes, 7.9%, 2009                                                                        100,000  (c)              33,500

                                                                                                                      12,562,345

ENTERTAINMENT--.5%

Premier Parks,

   Sr. Notes, 9.75%, 2007                                                                     2,004,000                1,953,900

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENVIRONMENTAL--1.6%

Allied Waste N.A.:

   Gtd. Sr. Notes, Ser. B, 7.625%, 2006                                                       5,630,000                5,630,000

   Sr. Sub. Notes, Ser. B, 10%, 2009                                                            803,000                  800,993

                                                                                                                       6,430,993

FINANCIAL--1.3%

Finova Group,

   Notes, 7.5%, 2009                                                                          1,545,000                  540,750

Republic National Bank of New York,

   Deb., 9.65%, 2003                                                                          2,000,000  (c)           2,007,344

Superior Financial,

   Sr. Notes, 8.65%, 2003                                                                     1,975,000  (c)           1,983,178

Verizon Global Funding,

   Notes, 6.75%, 2005                                                                           200,000  (c)             221,158

Williams Scotsman,

   Sr. Notes, 9.875%, 2007                                                                      563,000                  523,590

                                                                                                                       5,276,020

FOOD/PROCESSING--.3%

Land O'Lakes,

   Sr. Notes, 8.75%, 2011                                                                     2,390,000                1,338,400

FOOD/WHOLESALE--1.1%

R.A.B Enterprises,

   Gtd. Sr. Notes, 10.5%, 2005                                                                1,213,000  (f)             606,500

Sun World International,

   First Mortgage, Ser. B, 11.25%, 2004                                                       4,630,000  (s)           3,472,500

Swift & Co.,

   Sr. Notes, 10.125%, 2009                                                                     519,000  (c)             493,050

                                                                                                                       4,572,050

FOREIGN/GOVERNMENTAL--1.5%

France O.A.T,

   Deb., 3%, 2012                                                        EUR                  5,675,000  (g)           6,392,566

GAMING & LODGING--2.6%

MGM Grand,

   Sr. Collateralized Notes, 6.95%, 2005                                                        277,000                  286,106

Park Place Entertainment,

   Sr. Sub. Notes, 7.875%, 2005                                                               2,348,000                2,394,960

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                4,685,000                4,263,350

Riviera Holdings,

   Gtd. Sr. Secured Notes, 11%, 2010                                                          1,545,000  (c)           1,398,225


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GAMING & LODGING (CONTINUED)

Turning Stone Casino Enterprise,

   Sr. Notes, 9.125%, 2010                                                                      780,000  (c)             801,450

Wynn Las Vegas,

   Second Mortgage, 12%, 2010                                                                 1,490,000                1,512,350

                                                                                                                      10,656,441

HEALTH SERVICES--1.3%

Extendicare Health Services,

   Sr. Sub. Notes, 9.35%, 2007                                                                1,049,000                  875,915

Healthsouth:

   Sr. Notes, 6.875%, 2005                                                                    2,820,000                2,439,300

   Sr. Notes, 7%, 2008                                                                          639,000                  527,175

Tenet Healthcare,

   Sr. Notes, 5%, 2007                                                                        1,850,000                1,676,215

                                                                                                                       5,518,605

MACHINERY--.9%

Day International Group,

   Sr. Notes, Ser. B, 11.125%, 2005                                                           2,068,000                2,119,700

Terex,

   Sr. Sub. Notes, 8.875%, 2008                                                               1,900,000                1,721,875

                                                                                                                       3,841,575

MEDIA SERVICES--.3%

RH Donnelley Financial:

   Sr. Notes, 8.875%, 2010                                                                      783,000  (c)             841,725

   Sr. Sub. Notes, 10.875%, 2012                                                                522,000  (c)             571,590

                                                                                                                       1,413,315

MINING & METALS--.1%

Haynes International,

   Sr. Notes, 11.625%, 2004                                                                     881,000                  519,790

OIL & GAS--6.6%

Belden & Blake,

   Sr. Sub. Notes, Ser. B, 9.875%, 2007                                                       3,232,000                2,763,360

CMS Energy,

   Sr. Notes, 9.875%, 2007                                                                    3,017,000                2,869,327

Coastal:

   Notes, 7.625%, 2008                                                                          960,000                  759,374

   Notes, 7.75%, 2010                                                                           198,000                  155,674

   Sr. Deb., 6.5%, 2008                                                                       3,614,000                2,713,937

EOTT Energy Partners/Finance,

   Gtd. Sr. Notes, 11%, 2009                                                                  6,700,000  (b,e)         3,115,500

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS (CONTINUED)

El Paso Energy Partners,

   Sr. Sub. Notes, 10.625%, 2012                                                              3,075,000  (c)           3,159,563

Hanover Equipment Trust 2001 B,

   Sr. Secured Notes, 8.75%, 2011                                                             1,800,000  (c,h)         1,746,000

Tesoro Petroleum,

   Sr. Sub. Notes, Ser. B, 9%, 2008                                                           4,159,000                2,765,735

Williams Cos.:

   Notes, 6.5%, 2006                                                                            943,000                  660,100

   Notes, 7.125%, 2011                                                                          846,000                  558,360

   Notes, 8.125%, 2012                                                                          650,000  (c)             445,250

   Putable Asset Term Securities,

      Ser. A, 6.75%, 2006                                                                     6,240,000                4,399,200

Wiser Oil,

   Sr. Sub Notes, 9.5%, 2007                                                                  1,338,000                1,010,190

                                                                                                                      27,121,570

PACKAGING--1.1%

Owens-Illinois,

   Sr. Notes, 7.85%, 2004                                                                     3,284,000                3,259,370

Tekni-Plex,

   Sr. Sub. Notes, Ser. B, 12.75%, 2010                                                       1,397,000                1,313,180

                                                                                                                       4,572,550

PAPER & FOREST PRODUCTS--1.2%

Appleton Papers,

   Sr. Sub. Notes, Ser. B, 12.5%, 2008                                                        1,070,000                1,175,663

Buckeye Technologies:

   Sr. Sub. Notes, 8%, 2010                                                                     335,000                  272,188

   Sr. Sub. Notes, 8.5%, 2005                                                                 3,000,000                2,730,000

Fort James,

   Sr. Notes, 6.625%, 2004                                                                    1,000,000                  975,000

                                                                                                                       5,152,851

PROPERTY-CASUALTY INSURANCE--.4%

CNA Financial,

   Notes, 6.5%, 2005                                                                          1,540,000                1,539,507

REAL ESTATE INVESTMENT TRUSTS--3.3%

Developers Diversified Realty,

   Sr. Notes, 6.84%, 2004                                                                     7,000,000                7,365,645

Summit Properties Partnership,

   Notes, 6.95%, 2004                                                                         6,000,000                6,264,396

                                                                                                                      13,630,041


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RECREATION--.2%

Bally Total Fitness Holding,

   Sr. Sub. Notes, Ser. D, 9.875%, 2007                                                         780,000                  682,500

RESIDENTIAL MORTGAGE PASS--THROUGH CTFS.--1.2%

Bank of America Mortgage Securities II:

   Ser. 2001-8, Cl. B4, 6.5%, 2031                                                              282,399  (c)             285,206

   Ser. 2001-8, Cl. B5, 6.5%, 2031                                                              282,399  (c)             259,676

   Ser. 2001-8, Cl. B6, 6.5%, 2031                                                              283,064  (c)             125,482

Chase Mortgage Finance,

   Ser. 1994-E, Cl. B6, 6.25%, 2010                                                             178,870  (c)             134,903

GE Capital Mortgage Services, REMIC:

   Ser. 1993-13, Cl. B5, 6%, 2028                                                               176,800  (c)             129,647

   Ser. 1994-15, Cl. B5, 6%, 2009                                                               306,195  (c)             219,450

   Ser. 1996-12, Cl. B5, 7.25%, 2011                                                            126,506  (c)              92,564

MORSERV,

   Ser. 1996-1, Cl. B5, 7%, 2011                                                                262,484  (c)             217,652

Norwest Asset Securities:

   Ser. 1997-11. Cl. B4, 7%, 2027                                                               195,549  (c)             205,718

   Ser. 1997-15, Cl. B4, 6.75%, 2012                                                            290,485  (c)             298,040

   Ser. 1999-24, CI. B6, 7%,2029                                                                967,326  (c)             517,519

Prudential Home Mortgage Securites,

   Ser. 1996-7, Cl. B5, 6.75%, 2011                                                             466,999  (c)             339,368

Residential Accredit Loans, REMIC:

   Ser. 1997-QS6, Cl. B2, 7.5%, 2012                                                            111,011                  116,397

   Ser. 1997-QS6, Cl. B3, 7.5%, 2012                                                            166,980                  114,932

Residential Funding Mortgage Securities I, REMIC:

   Ser. 1997-S15, Cl. B2, 7%, 2027                                                              693,712                  737,931

   Ser. 1999-S13, CI.B2, 6.5%, 2029                                                             700,017                  624,317

   Ser. 2001-S13, CI.B3, 6.5%, 2016                                                             336,065                  145,920

Structured Asset Securities, REMIC:

   Ser. Greenpoint 1996-A, Cl. B5, 8.436%, 2027                                                 196,856  (c,h)           180,370

   Ser. Greenpoint 1996-A, Cl. B6, 2.683%, 2027                                                 144,075  (c,h)            43,943

                                                                                                                       4,789,035

RETAILING--.2%

Dillards,

   Notes, 6.875%, 2005                                                                           94,000                   92,590

Hollywood Entertainment,

   Sr. Sub. Notes, 9.625%, 2011                                                                 520,000                  533,000

                                                                                                                         625,590

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SCIENTIFIC INSTRUMENTS--.4%

PerkinElmer,

   Sr. Sub. Notes, 8.875%, 2013                                                               1,900,000  (c)           1,881,000

SOFTWARE--.3%

Rational Software,

   Conv. Sub. Notes, 5%, 2007                                                                 1,054,000                1,076,398

STRUCTURED INDEX--15.8%

Bank of America,

   Index Linked Notes, 0%, 2003                                                              15,000,000  (c,i)        14,989,890

Crown Street MINTS,

  Floating Rate Participating Securities,

   3.88%, 2007                                                                                2,750,000  (c,h,j)       2,117,500

JP Morgan HYDI-BB Trust,

   Linked Ctf. of Deposit, 7.55%, 2007                                                       34,000,000  (c,k)        34,595,000

JP Morgan HYDI-100,

   Linked Ctf. of Deposit, 9.7%, 2007                                                        14,000,000  (c,k)        13,790,000

                                                                                                                      65,492,390

TELECOMMUNICATION--6.6%

American Tower,

   Sr. Notes, 9.375%, 2009                                                                    3,854,000                3,025,390

Call-Net Enterprises,

   Sr. Secured Notes, 10.625%, 2008                                                           1,000,000                  550,000

DTI Holdings,

   Sr. Discount Notes, Ser. B, 0/12.5%, 2008                                                  2,375,000  (e,l)                 0

Fairpoint Communications,

   Sr. Sub. Notes, 12.5%, 2010                                                                  400,000                  290,000

Filtronic,

   Sr. Notes, 10%, 2005                                                                       2,350,000                2,150,250

Insight Midwest/Insight Capital,

   Sr. Notes, 9.75%, 2009                                                                     1,040,000  (c)             993,200

Loral Cyberstar,

   Sr. Notes, 10%, 2006                                                                       1,502,000                  563,250

MJD Communications,

   Floating Rate Notes, Ser. B, 6.285%, 2008                                                  4,500,000  (h)           2,857,500

Metromedia Fiber Network:

   Sr. Notes, 10%, 2009                                                                       8,737,000  (e)             152,898

   Sr. Notes, 14%, 2007                                                                       3,765,000  (e)             753,000

   Sr. Notes, Ser. B, 10%, 2008                                                               4,290,000  (e)              75,075

Northeast Optic Network,

   Sr. Notes, 12.75%, 2008                                                                    3,408,000  (e)             255,600

Pagemart Nationwide,

   Sr. Notes, 15%, 2005                                                                      13,500,000  (e)               1,350


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION (CONTINUED)

Qwest:

   Notes, 7.2%, 2004                                                                          7,550,000                7,210,250

   Notes, 7.625%, 2003                                                                        1,800,000                1,773,000

   Notes, 8.875%, 2012                                                                          200,000  (c)             195,000

Qwest Capital Funding,

   Notes, 7.75%, 2006                                                                         1,085,000                  786,625

Qwest Services:

   Notes, 13.5%, 2010                                                                         3,773,000  (c)           3,942,785

   Notes, 14%, 2014                                                                             162,000                  174,150

WorldCom:

   Notes, 7.875%, 2003                                                                          550,000  (e)             132,000

   Sr. Notes, 7.75%, 2007                                                                     6,863,000  (e)           1,647,120

                                                                                                                      27,528,443

TEXTILES & APPARREL--1.2%

Levi Strauss & Co.:

   Notes, 6.8%, 2003                                                                          4,151,000                4,109,490

   Sr. Notes, 11.625%, 2008                                                                     824,000                  809,580

                                                                                                                       4,919,070

TOBACCO--.2%

North Atlantic Trading,

   Sr. Notes, Ser. B, 11%, 2004                                                                 925,000                  926,156

U.S. GOVERNMENT--4.8%

U.S. Treasury Inflation Protection Securities:

   3.5%, 1/15/2011                                                                              513,000  (b,m)           585,065

   3.875%, 1/15/2009                                                                          1,540,000  (m,n)         1,894,247

U.S. Treasury Notes,

   3%, 11/15/2007                                                                            17,134,000               17,345,433

                                                                                                                      19,824,745

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--.3%

Federal Home Loan Mortgage Corp.,

  REMIC, Gtd. Multiclass Mortgage Participation Ctfs.

    (Interest Only Obligation):

         Ser. 2288, Cl. IO, 6.5%, 1/15/2027                                                   3,646,864  (o)             143,605

         Ser. 2360, Cl. TI, 6.5%, 7/15/2026                                                   9,832,935  (o)              76,820

         Ser. 2405, Cl. IA, 6.5%, 12/15/2011                                                  1,412,352  (o)              21,270

Federal National Mortgage Association,

  REMIC Trust, Gtd. Pass-Through Ctfs.

    (Interest Only Obligation):

         Ser. 2001-69, Cl. IQ, 6%, 6/25/2023                                                  9,349,567  (o)             432,417

         Ser. 2001-69, Cl. QI, 6%, 10/25/2021                                                 6,875,162  (o)             182,621

         Ser. 2001-74, Cl. NI, 6%, 2/25/2021                                                  8,275,000  (o)             583,612

                                                                                                                       1,440,345

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION--1.7%

Alamosa Holdings:

   Sr. Discount Notes, 0/12.875%, 2010                                                          400,000  (d)              74,000

   Sr. Notes, 13.625%, 2011                                                                     720,000                  241,200

Crown Castle International,

   Sr. Notes, 9.375%, 2011                                                                    1,716,000                1,432,860

Horizon PCS,

   Sr. Notes, 13.75%, 2011                                                                    2,850,000                  555,750

Nextel Communications,

   Sr. Serial Redeemable Notes, 9.375%, 2009                                                  3,500,000                3,185,000

Nextel Partners,

   Sr. Notes, 12.5%, 2009                                                                       330,000                  298,650

SBA Communications,

   Sr. Notes, 10.25%, 2009                                                                    2,300,000                1,253,500

                                                                                                                       7,040,960

YANKEE/SOVEREIGN--.1%

United Mexican States,

   Bonds, Ser. B, 6.25% , 2019                                                                  420,000                  414,750

TOTAL BONDS AND NOTES

   (cost $490,579,290)                                                                                               375,655,622
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--6.4%                                                                           Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE & MEDIA--2.4%

Adelphia Business Solutions,

   Ser. B, Cum., $128.75                                                                          1,663                      824

Granite Broadcasting,

   Cum., $127.50                                                                                    332                  179,280

Paxson Communications:

   Cum., $1,325                                                                                   1,155                6,294,750

   Cum. Conv., $975                                                                                 888  (c)           3,552,019

                                                                                                                      10,026,873

ELECTRICAL & ELECTRONICS--.2%

TNP Enterprises,

   Ser. D, Cum., $145                                                                             1,391                  904,150

MINING & METALS--1.3%

Kaiser Group Holdings,

   Cum., $3.85                                                                                  132,301                5,490,491

OIL & GAS--.7%

EXCO Resources,

   Cum. Conv., $1.05                                                                            155,068                2,772,616


PREFERRED STOCKS (CONTINUED)                                                                     Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION--1.8%

CSC Holdings,

   Ser. H, Cum. $117.50                                                                          77,945                7,424,261

McLeodUSA,

   Ser. A, Non-Cum. Conv., $.4375                                                                 7,319                   31,106

                                                                                                                       7,455,367

TOTAL PREFERRED STOCKS

   (cost $35,059,065)                                                                                                 26,649,497
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--2.4%

AEROSPACE & DEFENSE--.0%

Stellex Aerostructures                                                                              429  (l,p)                 0

FINANCIAL--.0%

Imperial Credit Industries (warrants)                                                               181  (l,p)                 0

Ono Finance (warrants)                                                                            1,000  (c,p)                10

                                                                                                                              10

MINING & METALS--.0%

Kaiser Group Holdings (rights)                                                                  202,510  (l,p,q)               0

TELECOMMUNICATIONS--.0%

Loral Cyberstar (warrants)                                                                      164,345  (p)              16,434

McLeodUSA (warrants)                                                                             52,315  (p)              16,218

WorldPort Communications                                                                        175,086  (p)              84,041

                                                                                                                         116,693

TEXTILES & APPARREL--2.4%

HCI Direct, Cl. A                                                                               910,714  (l,t)         9,805,658

TOTAL COMMON STOCKS

   (cost $9,913,990)                                                                                                   9,922,361

OTHER INVESMENTS--4.5%

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     6,244,000  (r)           6,244,000

Dreyfus Institutional Cash Advantage Plus Fund                                                6,244,000  (r)           6,244,000

Dreyfus Institutional Preferred Plus Money Market Fund                                        6,244,000  (r)           6,244,000

TOTAL OTHER INVESTMENTS

   (cost $18,732,000)                                                                                                 18,732,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
SHORT-TERM INVESTMENTS--.2%                                                                    Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  1.18%, 2/20/2003

   (cost $998,354)                                                                            1,000,000  (n)             998,480

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--.2%                                                                    Shares                Value ($)

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $604,835)                                                                              604,835                  604,835

TOTAL INVESTMENTS (cost $555,887,534)                                                            104.5%              432,562,795

LESS LIABILITES, CASH AND RECEIVABLES                                                            (4.5%)             (18,626,906)

NET ASSETS                                                                                       100.0%              413,935,889



(A)  PRINCIPAL AMOUNT STATED IN U.S DOLLARS UNLESS OTHERWISE NOTED.

     EUR--EUROS

(B) ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT DECEMBER 31, 2002, THE TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $586,925 AND THE TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $604,835.

(C) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31, 2002, THESE SECURITIES AMOUNTED TO $107,746,419 OR 26.0% OF NET ASSETS.

(D) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

(E)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(F)  GUARANTEED BY THE B. MANISCHEWITZ CO. AND MILLBROOK DISTRIBUTION SERVICES.

(G) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES TO THE EU--12 INDEX.

(H)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(I)  LINKED TO THE BEAR STEARNS HIGH YIELD COMPOSITE INDEX.

(J)  CREDIT LINKED NOTES

(K)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(L) THE VALUE OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER THE DIRECTION OF THE BOARD OF TRUSTEES.

(M) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES IN THE CONSUMER PRICE INDEX.

(N)  HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

(O)  NOTIONAL FACE AMOUNT SHOWN.

(P)  NON-INCOME PRODUCING SECURITY.

(Q) THE RIGHTS ALLOW THE HOLDER TO PUT PREFERRED STOCK BACK TO THE COMPANY UNDER CERTAIN CONDITIONS.

(R)  INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS--SEE NOTE 2(C).

(S)  SUBSEQUENT TO DECEMBER 31, 2002, THIS SECURITY BECAME NON-INCOME PRODUCING.

(T) SECURITY RESTRICTED AS TO PUBLIC RESALE. INVESTMENT IN A RESTRICTED SECURITY, WITH A VALUE OF $9,805,658 REPRESENTS APPROXIMATELY 2.4% OF NET ASSET;



                                                  Acquisition      Purchase          Percentage of
Issuer                                               Date          Price ($)         Net Assets (%)       Valuation ($)
------------------------------------------------------------------------------------------------------------------------------------

HCI Direct, Cl. A                               6/20/2002           10.767                   2.4                10.767

Kaiser Group Holding (rights)                   6/26/2001             .00                     .00                0.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

December 31, 2002

                                                                    Market Value                                        Unrealized
                                                                      Covered by                                    (Depreciation)
                                                Contracts          Contracts ($)             Expiration          at 12/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. 10 Year Agency Notes                             324             36,115,875             March 2003            (1,093,688)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned valued at $586,925)    555,887,534  432,562,795

Receivable for investment securities sold                            45,237,992

Interest and dividends receivable                                     9,303,057

Unrealized appreciation on total return swaps--Note 3                 1,962,297

Receivable for futures variation margin--Note 3                         111,375

Receivable for shares of Beneficial Interest subscribed                 707,102

Paydowns receivable                                                      51,273

Other assets                                                             59,162

                                                                     489,995,053
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   471,895

Payable for investment securities purchased                          66,275,788

Bank loan payable--Note 4                                             4,000,000

Cash overdraft due to Custodian                                       2,183,330

Payable for shares of Beneficial Interest redeemed                    1,630,606

Payable to Broker--index linked note                                    622,367

Liability for securities loaned--Note 1(c)                              604,835

Payable on total return swaps                                           189,530

Interest payable--Note 4                                                  2,752

Net unrealized depreciation on forward
  currency exchange contracts--Note 3                                    17,830

Other liabilities                                                        60,231

                                                                     76,059,164

NET ASSETS ($)                                                      413,935,889
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     924,793,512

Accumulated undistributed investment income--net                        528,486

Accumulated net realized gain (loss) on investments                (388,671,563)

Accumulated net unrealized appreciation
  (depreciation) on investments and foreign currency
  transactions (including $679,079 net unrealized appreciation
  on financial futures and swap transactions)                      (122,714,546)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      413,935,889



NET ASSET VALUE PER SHARE

                                                      Class A             Class B              Class C            Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                     121,775,075         230,010,652           62,036,117            114,045

Shares Outstanding                                  19,401,978          36,639,450            9,875,800             18,176
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             6.28               6.28                 6.28               6.27

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            46,416,896

Dividends                                                            2,980,215

Income from securities lending                                          97,325

TOTAL INCOME                                                        49,494,436

EXPENSES:

Management fee--Note 2(a)                                            3,176,278

Distribution and service fees--Note 2(b)                             3,043,286

Interest expense--Note 4                                                47,250

TOTAL EXPENSES                                                       6,266,814

INVESTMENT INCOME--NET                                              43,227,622

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments
  and foreign currency transactions                                (91,091,274)

Net realized gain (loss) on financial futures                      (12,880,790)

Net realized gain (loss) on total return swaps                          62,273

Net realized gain (loss) on options transactions                       190,430

Net realized gain (loss) on forward currency
  exchange contracts                                                 2,252,348

NET REALIZED GAIN (LOSS)                                          (101,467,013)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions (including $704,839
  net unrealized appreciation on financial futures and swap transactions)
                                                                   (22,843,235)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (124,310,248)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (81,082,626)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         43,227,622           56,101,295

Net realized gain (loss) on investments      (101,467,013)        (162,338,428)

Net unrealized appreciation
   (depreciation) on investments              (22,843,235)          94,671,731

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (81,082,626)         (11,565,402)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (11,118,607)         (13,191,082)

Class B shares                                (26,792,918)         (37,020,137)

Class C shares                                 (6,883,534)          (9,251,827)

Class R shares                                    (13,814)             (14,186)

TOTAL DIVIDENDS                               (44,808,873)         (59,477,232)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 85,944,475          43,751,647

Class B shares                                 26,522,601          38,531,846

Class C shares                                 13,497,371          10,597,267

Class R shares                                      6,259                --

Net assets received in connection with
   reorganization--Note 1                      39,728,468                --

Dividends reinvested:

Class A shares                                  4,151,558           4,838,032

Class B shares                                  7,525,662          10,270,950

Class C shares                                  2,200,814           2,792,651

Class R shares                                     10,778              13,330

Cost of shares redeemed:

Class A shares                                (71,442,894)        (51,277,447)

Class B shares                                (70,346,584)        (82,076,081)

Class C shares                                (22,865,878)        (23,159,068)

Class R shares                                        (10)            (10,320)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            14,932,620         (45,727,193)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (110,958,879)       (116,769,827)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           524,894,768          641,664,595

END OF PERIOD                                 413,935,889          524,894,768

Undistributed investment income--net              528,486              745,974


                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     9,246,589             5,194,872

Shares issued in connection
   with reorganization--Note 1                  5,594,189                   --

Shares issued for dividends reinvested            606,353               571,551

Shares redeemed                               (10,511,842)           (6,118,981)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   4,935,289              (352,558)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     4,016,337              4,476,099

Shares issued in connection
   with reorganization--Note 1                    827,388                --

Shares issued for dividends reinvested          1,086,636              1,213,298

Shares redeemed                               (10,319,998)           (9,762,310)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (4,389,637)           (4,072,913)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     1,991,518              1,239,829

Shares issued in connection
   with reorganization--Note 1                    334,407                --

Shares issued for dividends reinvested            317,632                329,948

Shares redeemed                                (3,345,264)           (2,736,119)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (701,707)           (1,166,342)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                           182                --

Shares issued for dividends reinvested              1,550                  1,581

Shares redeemed                                        (2)               (1,145)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,730                   436

(A) DURING THE PERIOD ENDED DECEMBER 31, 2002, 73,242 CLASS B SHARES REPRESENTING $488,951 WERE AUTOMATICALLY CONVERTED TO 73,242 CLASS A SHARES AND DURING THE PERIOD ENDED DECEMBER 31, 2001, 44,859 CLASS B SHARES REPRESENTING $370,702 WERE AUTOMATICALLY CONVERTED TO 44,859 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                    Year Ended December 31,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   2002          2001(a)         2000         1999         1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             7.94          8.95           10.45        11.33         12.46

Investment Operations:

Investment income--net                                            .68(b)        .84(b)         1.07         1.12          1.15

Net realized and unrealized
   gain (loss) on investments                                   (1.62)         (.96)          (1.47)        (.90)        (1.14)

Total from Investment Operations                                 (.94)         (.12)           (.40)         .22           .01

Distributions:

Dividends from investment income--net                            (.72)         (.89)          (1.10)       (1.10)        (1.14)

Net asset value, end of period                                   6.28          7.94            8.95         10.45        11.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                            (12.19)        (1.62)          (4.26)         1.99         (.10)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                          .95           .95             .95           .95          .95

Ratio of interest expense
   to average net assets                                          .01           .01             .01           .01          .02

Ratio of net investment income
   to average net assets                                        10.05          9.91           10.80         10.19         9.55

Portfolio Turnover Rate                                        340.47        158.92           26.76         40.79        45.34
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         121,775       114,886         132,652       106,959      147,131

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THIS CHANGE FOR THE PERIOD  ENDED  DECEMBER 31, 2001 WAS TO DECREASE NET
     INVESTMENT  INCOME PER SHARE BY $.06,  INCREASE NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.06, AND DECREASE THE RATIO OF NET
     INVESTMENT  INCOME TO AVERAGE NET ASSETS  FROM  10.52% TO 9.91%.  PER SHARE
     DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE
     NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                         Year Ended December 31,
                                                                 -------------------------------------------------------------------

CLASS B SHARES                                                   2002          2001(a)         2000          1999         1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             7.94          8.95           10.45         11.33        12.46

Investment Operations:

Investment income--net                                            .66(b)        .80(b)         1.02          1.06         1.09

Net realized and unrealized
   gain (loss) on investments                                   (1.64)         (.96)          (1.47)         (.89)       (1.14)

Total from Investment Operations                                 (.98)         (.16)           (.45)          .17         (.05)

Distributions:

Dividends from investment income--net                            (.68)         (.85)          (1.05)        (1.05)       (1.08)

Net asset value, end of period                                   6.28          7.94            8.95         10.45        11.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                            (12.64)        (2.10)          (4.74)         1.48         (.61)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.45          1.45            1.45          1.45         1.45

Ratio of interest expense
   to average net assets                                          .01           .01             .01           .01          .02

Ratio of net investment income
   to average net assets                                         9.41          9.42           10.32          9.70         9.02

Portfolio Turnover Rate                                        340.47        158.92           26.76         40.79        45.34
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         230,011       325,834         403,702       562,605      551,415

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THIS CHANGE FOR THE PERIOD  ENDED  DECEMBER 31, 2001 WAS TO DECREASE NET
     INVESTMENT  INCOME PER SHARE BY $.05,  INCREASE NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.05, AND DECREASE THE RATIO OF NET
     INVESTMENT  INCOME TO AVERAGE NET ASSETS  FROM  10.03% TO 9.42%.  PER SHARE
     DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE
     NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       Year Ended December 31,
                                                                 -------------------------------------------------------------------

CLASS C SHARES                                                   2002          2001(a)         2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             7.95          8.96           10.45        11.33         12.47

Investment Operations:

Investment income--net                                            .64(b)        .78(b)         1.01         1.04          1.06

Net realized and unrealized
   gain (loss) on investments                                   (1.65)         (.96)          (1.47)        (.90)        (1.15)

Total from Investment Operations                                (1.01)         (.18)           (.46)         .14          (.09)

Distributions:

Dividends from investment income--net                            (.66)         (.83)          (1.03)        (1.02)       (1.05)

Net asset value, end of period                                   6.28          7.95            8.96         10.45        11.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                            (12.97)        (2.23)          (4.96)         1.23         (.93)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.70          1.70            1.70          1.70         1.70

Ratio of interest expense
   to average net assets                                          .01           .01             .01           .01          .02

Ratio of net investment income
   to average net assets                                         9.17          9.17           10.09          9.45         8.77

Portfolio Turnover Rate                                        340.47        158.92           26.76         40.79        45.34
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          62,036        84,044         105,167       170,011      204,184

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THIS CHANGE FOR THE PERIOD  ENDED  DECEMBER 31, 2001 WAS TO DECREASE NET
     INVESTMENT  INCOME PER SHARE BY $.05,  INCREASE NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.05, AND DECREASE THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 9.78% TO 9.17%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT
     BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                          Year Ended December 31,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   2002          2001(a)         2000         1999         1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             7.94           8.95           10.44        11.32        12.45

Investment Operations:

Investment income--net                                            .70(b)         .86(b)         1.16         1.05         1.25

Net realized and unrealized
   gain (loss) on investments                                   (1.64)          (.96)          (1.52)        (.80)       (1.21)

Total from Investment Operations                                 (.94)          (.10)           (.36)         .25          .04

Distributions:

Dividends from investment income--net                            (.73)          (.91)          (1.13)       (1.13)       (1.17)

Net asset value, end of period                                   6.27           7.94            8.95        10.44        11.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (11.99)         (1.26)          (4.02)        2.24          .14
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                          .70            .70             .70          .70          .70

Ratio of interest expense
   to average net assets                                          .00(c)         .01             .01          .01          .03

Ratio of net investment income
   to average net assets                                        10.08          10.19           11.01        10.65        10.41

Portfolio Turnover Rate                                        340.47         158.92           26.76        40.79        45.34
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             114            131             143          329          127

(A)  AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A SCIENTIFIC
     BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT
     OF THIS CHANGE FOR THE PERIOD  ENDED  DECEMBER 31, 2001 WAS TO DECREASE NET
     INVESTMENT  INCOME  PER  SHARE  BY  $.05  AND  INCREASE  NET  REALIZED  AND
     UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY $.05, AND DECREASE THE
     RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 10.80% TO 10.19%.
     PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term High Yield Fund (the "fund" ) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund's investment objective was to provide high current income. On December 18, 2002, fund shareholders approved changing the fund' s investment objective. Effective January 20, 2003, the fund's investment objective will be to seek to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment manager. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On January 30, 2003, the fund's Board of Trustees approved, effective February 3, 2003, a change of the fund's name from "Dreyfus Premier Limited Term High Income Fund" to "Dreyfus Premier Limited Term High Yield Fund."

On October 30, 2002 (the "Closing Date"), pursuant to an Agreement and Plan of Reorganization previously approved by the fund' s Board of Trustees, substantially all of the assets, subject to the liabilities, of the Dreyfus Premier Fixed Income Funds-Dreyfus Premier High Yield Securities Fund, were transferred to the fund in exchange for shares of Beneficial Interest of the fund in equal value. Class A and Class T shares were converted to Class A shares of the fund. The fund's net asset values for Class A, Class B, Class C and Class R shares, respectively, on the closing date were $5.88, $5.88, $5.89 and $5.88 per share, and a total of 5,594,189, 827,388 and 334,407 shares for Class A, Class B and Class C shares respectively, representing net assets for Class A, Class B and Class C shares, respectively of $32,897,104, $4,860,934 and $1,970,430 [including for Class A, Class B and Class C shares, respectively,
($22,574,464),       $1,877,849       and      $644,437      net      unrealized
appreciation/(depreciation) on investments], were issued to Dreyfus Premier

High Yield Securities Fund's shareholders in the exchange. The exchange was a tax free event.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the Distributor of the fund's shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, options, swap transactions and financial futures) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, other than U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Swap transactions are valued based on future cash flows and other factors, such as interest rates and underlying securities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Concentration of risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security's price to fall, potentially lowering the fund' s share price. High yield ("junk") bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $515,353, accumulated capital losses $378,978,044 and unrealized depreciation $126,365,847. In addition, the fund had $9,889,749 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $1,959,797 of the carryover expires in fiscal 2005, $18,246,245 expires in fiscal 2006, $42,732,799 expires in fiscal 2007, $46,414,386 expires in fiscal 2008, $139,308,651 expires in fiscal 2009 and $130,316,166 expires in fiscal 2010. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the fund' s merger with Dreyfus Premier High Yield Securities Fund may apply.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2002 and December 31, 2001, respectively, were as follows: ordinary income $44,808,873 and $59,477,232.


During the period ended December 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $1,363,762, decreased accumulated net realized gain (loss) on investments by $28,133,633 and increased paid-in capital by $26,769,871. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .70% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

During the period ended December 31, 2002, the Distributor retained $36,440 from commissions earned on sales of the fund's Class A shares and $1,242,580 and $13,959 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b)  Distribution  and  service  plan:  Under  separate  Distribution Plans (the
" Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares pay annually up to .25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .. 50% and .75% of the value of the average daily net assets of Class B and Class C shares, respectively. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended December 31, 2002, Class A, Class B and Class C shares were charged $269,673, $1,367,939 and $541,279, respectively, pursuant to their respective Plans. During the period ended December 31, 2002, Class B and Class C shares were charged $683,969 and $180,426, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

(c)  Commencing  September  10, 2002,  pursuant to an  exemption  order from the Securities and Exchange Commission, the fund may invest in available cash balances in affiliated money market funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended December 31, 2002, the fund derived $10,517 in income from these investments, which is included in dividend income in the fund's Statement of Operations.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward currency exchange contracts, options transactions and swap transactions during the period ended December 31, 2002, amounted to $1,507,909,973 and $1,564,347,613, respectively.

In addition, the following table summarizes the fund's call/put options written during the period ended December 31, 2002:

                                                     Face Amount                                      Options Terminated
                                                                                           -----------------------------------------
                                                      Covered by            Premiums                                 Net Realized
Options Written:                                   Contracts ($)         Received ($)            Cost ($)                 Gain ($)
------------------------------------------------------------------------------------------------------------------------------------

Contracts outstanding
    December 31, 2001                                         --                 --

Contracts written                                    150,000,000              272,461

Contracts Terminated:
    Closed                                           150,000,000              272,461              82,032                190,429



CONTRACTS OUTSTANDING
    DECEMBER 31, 2002                                        --             --

The fund may purchase and write (sell) call/put options in order to gain exposure to or protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As writer of put  options,  the fund  receives  a premium at the outset and

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange on which the contract is traded and is subject to change. Contracts open at December 31, 2002, are set forth in the Statement of Financial Futures.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates.

The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at December 31, 2002:



                                                    Foreign
Forward Currency                                   Currency                                                             Unrealized
  Exchange Contracts                                Amounts          Proceeds ($)           Value ($)            (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

SALES:

Euro,
    expiring 2/3/2002                             6,169,564            6,450,958            6,468,788                     (17,830)

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. The following summarizes total return swaps entered into by the fund at December 31, 2002:



                                                                     Unrealized
Notional Amount ($)               Description                  Appreciation ($)
--------------------------------------------------------------------------------

20,000,000           Agreement with Merrill Lynch, terminating         258,612
                     September 11, 2003 to pay 3 month libor plus
                     .75%, and receive if positive (pay if negative) the total return on the Merrill Lynch U.S. High
                     Yield Cash Pay Index

25,000,000           Agreement with Merrill Lynch, terminating       1,514,155
                     October 1, 2004 to pay 3 month libor plus
                     .75% and receive if positive (pay if negative) the total return on the Merrill Lynch High
                     Yield Cash Pay Index

Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Credit default swaps are market-to-market daily based upon quotations from market makers and the charge, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. As of December 31, 2002, there were no credit default swaps outstanding.

Realized gains or losses on maturity or termination of swaps are presented in the Statement of Operations. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At December 31, 2002, the cost of investments for federal income tax purposes was $560,650,352; accordingly, accumulated net unrealized depreciation on investments was $128,087,557, consisting of $11,831,610 gross unrealized appreciation and $139,919,167 gross unrealized depreciation.

NOTE 4--Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 2002 was approximately $2,298,600 with a related weighted average annualized interest rate of 2.06% . As of December 31, 2002, the fund had a $4,000,000 loan outstanding with the Bank of New York.


NOTE 5--Change in Accounting Principle:

As required,  effective January 1, 2001, the fund began amortizing discount or premium on fixed income securities on a scientific basis as required by the AICPA Audit and Accounting Guide for Investment Companies. Prior to January 1, 2001, the fund did not amortize premiums on fixed income securities and amortized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $11,604,326 decrease in accumulated undistributed investment-income net and a corresponding $11,604,326 increase in net unrealized appreciation (depreciation), based on securities held by the fund on December 31, 2000.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders  The Dreyfus/Laurel Funds Trust:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Limited Term High Yield Fund (the "Fund") (formerly Dreyfus Premier Limited Term High Income Fund) of The Dreyfus/Laurel Funds Trust, including the statements of investments and financial futures, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term High Yield Fund of The Dreyfus/Laurel Funds Trust as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                       [KPMG LLP SIGNATURE LOGO]

New York, New York

February 13, 2003



IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 6.02% of the ordinary dividends paid during the fiscal year ended December 31, 2002 as qualifying for the corporate dividends received deduction.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1999)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 189

                              --------------

JAMES M. FITZGIBBONS (68)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Davidson Cotton Company (1998-2001)

* Chairman of the Board and CEO of Fieldcrest Cannon, Inc. (1990-1997)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

J. TOMLINSON FORT (74)

BOARD MEMBER (1987)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Of Counsel, Reed Smith LLP

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

KENNETH A. HIMMEL (57)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Palladium Company, a real estate development company (1996-Present)

* President and CEO, Himmel & Company, a real estate development company (1980-Present)

* CEO, American Food Management, a restaurant company (1983-Present)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


STEPHEN J. LOCKWOOD (56)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company

* Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BDML Holdings, an insurance company, Chairman of the Board

* HCCH Insurance Holdings, an insurance company, Vice Chairman

* Affiliated Managers Group, an investment management company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ROSLYN M. WATSON (53)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Principal, Watson Ventures, Inc., a real estate investment company

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* American Express Centurion Bank, Director

* Hydro One, Inc., an electricity distribution and transmission company, Director

* Hydro One Network Service, Inc., a wholly-owned subsidiary of Hydro One, Inc., Director

* The Hyams Foundation Inc., a Massachusetts Charitable Foundation, Trustee

* National Osteoporosis Foundation, Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

BENAREE PRATT WILEY (55)

BOARD MEMBER (1998)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and CEO, The Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA.

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Boston College, Trustee

* The Greater Boston Chamber of Commerce, Director

* The First Albany Companies, Inc., an investment bank, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

RUTH MARIE ADAMS EMERITUS BOARD MEMBER

FRANCIS P. BRENNAN EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 65 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury Manager of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since August 1984.

ERIK D. NAVILOFF, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 18 investment companies (comprised of 77 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Manager since November 1992.

ROBERT S. ROBOL, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1988.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 28 investment companies (comprised of 119 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 199 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

NOTES

                 For More Information

                        Dreyfus Premier Limited Term
                        High Yield Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  029AR1202